                            SCHEDULE 14A INFORMATION
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.   )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                            SEI INTERNATIONAL TRUST
--------------------------------------------------------------------------------
                    (Name of Registrant as Specified In Its Charter)

                                     same
--------------------------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), 14a-6(i)(2), or
     Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1)  Title of each class of securities to which transaction applies:

         N/A
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     2)  Aggregate number of securities to which transaction applies:

         N/A
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     3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

         N/A
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     4)  Proposed maximum aggregate value of transaction:

         N/A
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[ ]  Check box if any part of the fee is offset as provided by Exchange Act Rule
     0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:
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     2)  Form, Schedule or Registration Statement No.:
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     3)  Filing Party:
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     4)  Date Filed:
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

                     INTERNATIONAL FIXED INCOME PORTFOLIO

-------------------------------------------------------------------------------

                       IMPORTANT SHAREHOLDER INFORMATION
-------------------------------------------------------------------------------

THE DOCUMENT YOU HOLD IN YOUR HANDS CONTAINS YOUR PROXY STATEMENT AND PROXY CARD. A PROXY CARD IS, IN ESSENCE, A BALLOT. WHEN YOU VOTE YOUR PROXY, IT TELLS US HOW TO VOTE ON YOUR BEHALF ON IMPORTANT ISSUES RELATING TO YOUR PORTFOLIO. IF YOU SIMPLY SIGN THE PROXY CARD WITHOUT SPECIFYING A VOTE, YOUR SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF TRUSTEES.

WE URGE YOU TO SPEND A FEW MINUTES WITH THE PROXY STATEMENT, FILL OUT YOUR PROXY CARD, AND RETURN IT TO US. VOTING YOUR PROXY, AND DOING SO PROMPTLY, ENSURES THAT THE PORTFOLIO WILL NOT NEED TO CONDUCT ADDITIONAL MAILINGS. WHEN SHAREHOLDERS DO NOT RETURN THEIR PROXIES IN SUFFICIENT NUMBERS, WE HAVE TO MAKE FOLLOW-UP SOLICITATIONS, WHICH MAY COST YOUR PORTFOLIO MONEY.

PLEASE TAKE A FEW MOMENTS TO EXERCISE YOUR RIGHT TO VOTE. THANK YOU.
-------------------------------------------------------------------------------

                            SEI INTERNATIONAL TRUST

                            SEI INTERNATIONAL TRUST

                     INTERNATIONAL FIXED INCOME PORTFOLIO

Dear Shareholder,

  A Shareholder Meeting of the International Fixed Income Portfolio (the "Portfolio") of SEI International Trust (the "Trust") has been scheduled for Tuesday, April 30, 1996. If you were a shareholder of record as of the close of business on March 4, 1996, you are entitled to vote at the meeting or any adjournment of the meeting.

  While you are, of course, welcome to join us at the meeting, most Shareholders cast their votes by filing out and signing the enclosed proxy card. Whether or not you plan to attend the meeting, we need your vote. Please mark, sign, and date the enclosed proxy card and return it promptly in the enclosed envelope so that the maximum number of shares may be voted.

  The attached proxy statement is designed to give you information relating to each of the proposals on which you will be asked to consider and vote. We encourage you to support the Trustees' recommendations. The proposals described in the proxy statement relate to the following matters:

    1. Approving certain changes to the fundamental policies of the Portfolio.

    2. Authorizing the Board of Trustees of the Trust to approve additional and replacement sub-advisers for the Portfolio without the approval of Shareholders.

    3. Approving the selection of SEI Financial Management Corporation ("SFM") as investment adviser for the Portfolio and a new investment advisory agreement between the Trust, on behalf of the Portfolio, and SFM.

    4. Approving the selection of Strategic Fixed Income, L.P. as sub-adviser to the Portfolio.

  Your vote is important to us. Please do not hesitate to call 1-800-DIAL SEI if you have any questions about the proposals under consideration. Thank you for taking the time to consider these important proposals and for your investment in the SEI International Trust.


                                            Sincerely,

                                            /s/ David G. Lee
                                            David G. Lee
                                            President and Chief Executive
                                             Officer

                                                               PRELIMINARY COPY

                            SEI INTERNATIONAL TRUST
                                2 OLIVER STREET
                               BOSTON, MA 02109

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                                APRIL 30, 1996

  Notice is hereby given that a Special Meeting of Shareholders (the "Shareholders") of the International Fixed Income Portfolio (the "Portfolio") of SEI International Trust (the "Trust") will be held at the offices of SEI Financial Management Company ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Tuesday, April 30, 1996, at 3:30 p.m.

  At the meeting, Shareholders of the Portfolio will be asked to consider and act on proposed amendments to the Portfolio's investment limitations, a new management structure, new advisory and sub-advisory agreements, and other matters detailed below (the "Proposals"). The specifics of these Proposals, which are more fully described in the attached Proxy Statement, are as follows:

    1. To eliminate the Portfolio's fundamental limitations concerning diversification and the acquisition of more than 10% of the outstanding voting securities of any one issuer.

    2. To amend the Portfolio's fundamental limitation concerning industry concentration.

    3. To amend the Portfolio's fundamental limitation concerning borrowing to enhance the Portfolio's ability to borrow money.

    4. To amend the Portfolio's fundamental limitation concerning making loans to enhance the Portfolio's ability to make loans.

    5. To reclassify the Portfolio's fundamental limitation concerning pledging assets as non-fundamental, and to amend certain language.

     6. To reclassify the Portfolio's fundamental limitation concerning investment in securities for the purpose of exercising control as non-fundamental.

     7. To amend the Portfolio's fundamental limitation concerning investment in real estate and commodities to clarify the Portfolio's ability to invest in commodities contracts relating to financial instruments.

     8. To reclassify the Portfolio's fundamental limitation concerning short sales and margins sales as non-fundamental, and to amend certain language.

     9. To reclassify the Portfolio's fundamental limitation concerning investment in securities of investment companies as non-fundamental, and to amend certain language.

    10. To amend the Portfolio's fundamental limitation concerning the issuance of senior securities to clarify the Portfolio's ability to issue senior securities.

    11. To reclassify the Portfolio's fundamental limitation concerning investment in securities of an issuer whose securities are owned by officers and trustees of the Trust as non-fundamental.

    12. To reclassify the Portfolio's fundamental limitation concerning investment of more than 5% of the total assets in securities of companies with less than three years of operating history as non-fundamental.

    13. To reclassify the Portfolio's fundamental limitation concerning investment in restricted securities as non-fundamental, and to amend certain language.

    14. To authorize the Board of Trustees to appoint additional or replacement investment sub-advisers for the Portfolio without seeking approval of the Shareholders of the contracts pursuant to which such sub-advisers serve.


    15. To approve the selection of SFM as the investment adviser for the Portfolio, and to approve the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.

    16. To approve the selection of Strategic Fixed Income, L.P.
  ("Strategic") as an investment sub-adviser for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and Strategic.

  Proposals 1 through 13 are interrelated in that they reflect a determination by the Trust's Board of Trustees to recommend that the Portfolio's various investment limitations be updated and restructured to the extent permitted by applicable law to provide management efficiency and investment flexibility, and to minimize the need for Shareholder meetings to change certain investment limitations in the future, as described in the accompanying Proxy Statement. These investment limitations govern the activities of the Portfolio on a stand-alone basis.

  Proposal 14 relates to a new management structure approved by the Trust's Board of Trustees wherein SFM, which already acts as investment adviser for four Portfolios of the Trust, will act as investment adviser for the Portfolio, and subject to approval by the Board of Trustees, will appoint and replace investment sub-advisers for the Portfolio, if such structure is approved by vote of the Shareholders of the Portfolio. This structure requires an order of exemption from the Securities and Exchange Commission (the "SEC") before becoming operative.

  Proposal 15 relates to approval by Shareholders of the selection of SFM as investment adviser to the Portfolio and the approval of a form of investment advisory agreement for this Portfolio, as described in the accompanying Proxy Statement. A copy of the Investment Advisory Agreement is attached as Exhibit A to the Proxy Statement.

  In connection with the approval of SFM as investment adviser, Proposal 16 solicits Shareholder approval of the selection of the current investment adviser for the Portfolio as investment sub-adviser for the Portfolio and of a form of investment sub-advisory agreement for the Portfolio. A copy of the general form of investment sub-advisory agreement is attached as Exhibit B to the Proxy Statement. If the management structure discussed in Sections II and III of the Proxy Statement is approved and an SEC order is obtained, the Trustees would be able, without Shareholder approval, to replace the sub-adviser and/or appoint additional sub-advisers and to approve new investment sub-advisory agreements whose terms are different from those of the investment sub-advisory agreement attached as Exhibit B to the Proxy Statement.

  In accordance with their own discretion, the proxies are authorized to vote on such other business as may properly come before the Meeting or any adjourned session thereof.

                                            BY ORDER OF THE BOARD OF TRUSTEES

                                            RICHARD W. GRANT, SECRETARY

  All Shareholders are cordially invited to attend the Meeting. However, if you are unable to be present at the Meeting, you are requested to mark, sign, and date the enclosed Proxy and return it promptly in the enclosed envelope so that the Meeting may be held and a maximum number of shares may be voted.

  Shareholders of record at the close of business on March 4, 1996 are entitled to notice of and to vote at the Meeting or any adjournment thereof.

March 25, 1996

                                                               PRELIMINARY COPY

                            SEI INTERNATIONAL TRUST
                                2 OLIVER STREET
                               BOSTON, MA 02109

                               -----------------

                                PROXY STATEMENT

  This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of SEI International Trust (the "Trust") for use at the Special Meeting of Shareholders to be held on April 30, 1996 at 3:30 p.m. at the offices of SEI Financial Management Company ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, and at any adjourned session thereof (such meeting and any adjournment thereof are hereinafter referred to as the "Meeting"). Shareholders of the International Fixed Income Portfolio (the "Portfolio") of the Trust ("Shareholders") of record at the close of business on March 4, 1996 are entitled to vote at the Meeting. As of March 4,
1996, the Portfolio had    units of beneficial interest ("shares") issued and
outstanding.

  Each share is entitled to one vote and each fractional share is entitled to a proportionate fractional vote on each matter as to which such shares to be voted at the Meeting. Shareholders of each class of the Portfolio will vote together on each Proposal.

  In addition to the solicitation of proxies by mail, Trustees and officers of the Trust and officers and employees of SFM, the current Manager and Shareholder Servicing Agent for the Trust, and third parties hired for such purpose, may solicit proxies in person or by telephone. Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses incurred in sending soliciting materials to their principals. The cost of solicitation will be borne by the Trust, except that SFM will bear the cost of the portion of the Proxy Statement relating to the approval of SFM as investment adviser. The proxy card and this Proxy Statement are being mailed to Shareholders on or about March 25, 1996.

  Shares represented by duly executed proxies will be voted in accordance with the instructions given. Proxies may be revoked at any time before they are exercised by a written revocation received by the President of the Trust at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, by properly executing a later-dated proxy, or by attending the Meeting and voting in person.

                                 INTRODUCTION

  The Trust is organized as a Massachusetts business trust and is not required to hold annual meetings of Shareholders. The Meeting is being called in order to permit the Shareholders of the Portfolio to vote on a number of issues related to the investment limitations of the Portfolio, as well as to vote on a new management structure, approve the selection of a new investment adviser and a new sub-adviser, and adopt new investment advisory and sub-advisory agreements in connection with the approval of those new relationships (the "Proposals").

  Before becoming operative, the new management structure discussed in Proposals 14 and 15 requires an order of exemption from the Securities and Exchange Commission (the "SEC"). The summary voting table below sets forth the action required by the Shareholders:

   PROPOSAL NUMBER(S)                           ISSUE
   ------------------                           -----
          1-13        Proposals 1 through 13 are interrelated in that they
                      reflect a determination by the Trust's Board of Trustees
                      to recommend that the Portfolio's various investment
                      limitations be updated and restructured to the extent
                      permitted by applicable law to provide management
                      efficiency and investment flexibility, and to minimize
                      the need for Shareholder meetings to change certain
                      investment limitations in the future, as described in the
                      accompanying Proxy Statement. These investment
                      limitations govern the activities of the Portfolio on a
                      stand-alone basis.
           14         To authorize the Board of Trustees to appoint additional
                      or replacement investment sub-advisers without
                      Shareholder approval of such sub-advisers' contracts.
                      This proposal relates to the "Manager of Managers"
                      structure wherein SFM, which already acts as investment
                      adviser to four other Portfolios of the Trust, will act
                      as investment adviser for the Portfolio and recommended
                      to the Trustees which investment sub-advisers to appoint
                      and replace for the Portfolio. Apart from Shareholder
                      approval, this structure requires an order of exemption
                      from the SEC before becoming operative.
           15         To authorize SFM to act as investment Adviser to the
                      Portfolio and approve the investment advisory agreement
                      between the Portfolio and SFM. This proposal relates to
                      the implementation of the "Manager of Managers"
                      structure.
           16         To approve the selection of Strategic Fixed Income, L.P.
                      ("Strategic") as an investment sub-adviser for the
                      Portfolio, and to approve the form of investment sub-
                      advisory agreement between SFM and Strategic.

SECTION I.

  The Proposals in Section I relate to certain changes to the fundamental investment limitations of the Portfolio. Essentially, the Proposals regarding the Portfolio's investment limitations are designed to establish a new set of fundamental investment limitations and non-fundamental investment limitations for the Portfolio by amending certain of the existing fundamental investment limitations, reclassifying some of them as non-fundamental and eliminating several others. The Investment Company Act of 1940, as amended (the "1940 Act") and the securities laws of certain states require investment companies to adopt certain investment policies, including investment limitations that can be changed only by a Shareholder vote. Investment companies may also elect to designate other policies as policies that may be changed only by a Shareholder vote. Both types of policies are referred to as "fundamental" policies. In addition, investment companies may elect to designate other policies as policies that may be changed by the Board of Trustees, without a Shareholder vote, and such policies are referred to as "non-fundamental" policies. The Portfolio is treated as a separate investment company and adopts its own fundamental and non-fundamental policies and limitations.

  The Portfolio's fundamental investment policies and limitations are set forth in the prospectuses and statement of additional information. The Trustees have elected to reclassify some limitations as non-fundamental and/or modify or eliminate other fundamental limitations as set forth in order to:
(1) update the policies and limitations to reflect regulatory developments;
(2) improve the Portfolio's ability to adapt to developments in the securities markets; and (3) improve management efficiency by making the Portfolio's limitations consistent with those of the Trust's other Portfolios. In some cases, the Portfolio adopted fundamental limitations to comply with federal or state regulatory requirements that have changed. The Trustees have determined that it is not in the Portfolio's interest to have Shareholders vote whenever regulatory changes require or permit the Portfolio to change their investment limitations. To the extent that Shareholders vote to reclassify certain limitations as non-fundamental, the Trustees will be able to change these limitations without future Shareholder votes.

  In addition, securities markets are evolving rapidly and the Portfolio's adviser needs flexibility, subject to Trustee oversight and general considerations of prudence, to keep up with developments. Finally, it is more efficient from a management and compliance point of view if the Portfolio has the same limitations as other Portfolios of the Trust to the extent feasible. For this reason, the Trustees believe that investment limitations should only be fundamental where specifically required by law. THE FUNDAMENTAL NATURE OF THE PORTFOLIO'S INVESTMENT OBJECTIVE, AS DISTINGUISHED FROM ITS INVESTMENT LIMITATIONS, WILL NOT BE CHANGED.

  The amendments to the fundamental limitations will become effective immediately upon Shareholder approval. For the Portfolio, if a Proposal is not approved by vote of the Shareholders of the Portfolio, the current limitation will remain unchanged.

1. PROPOSAL TO ELIMINATE THE PORTFOLIO'S FUNDAMENTAL LIMITATIONS CONCERNING DIVERSIFICATION AND THE ACQUISITION OF MORE THAN 10% OF THE OUTSTANDING VOTING SECURITIES OF ANY ONE ISSUER.

  At the Meeting, Shareholders of the Portfolio will vote regarding the elimination of the Portfolio's fundamental limitations on diversification and on acquiring more than 10% of the voting securities of an issuer. These limitations currently read as follows:

    No Portfolio may purchase securities of any issuer (except securities issued or guaranteed by the United States Government, its agencies or instrumentalities) if, as a result, more than 5% of the total assets of the Portfolio would be invested in the securities of such issuer. This restriction applies to 75% of each Portfolio's total assets. For purposes of this investment limitation, each foreign government issuer is deemed a separate issuer. This restriction does not apply to the International Fixed Income Portfolio.

    No Portfolio may acquire more than 10% of the voting securities of any one issuer.

  It is proposed that the Portfolio's current fundamental limitations be eliminated as they are unnecessary for "non-diversified" funds such as the Portfolio. As a non-diversified fund, the Portfolio is not subject to the diversification provisions of the 1940 Act. Eliminating these limitations will afford the Portfolio increased flexibility to acquire larger positions in the securities of individual issuers, and may provide opportunities to enhance the Portfolio's performance. At the same time, investing a larger percentage of the Portfolio's assets in a single issuer's securities increases the Portfolio's exposure to credit and other risks associated with that issuer's financial condition and business operations, including market risk and the risk of bankruptcy or default. After elimination of the limitations described above, the Portfolio will continue to be classified as non-diversified.

  Elimination of the limitations regarding diversification is not expected to affect the way in which the Portfolio is managed, the investment performance of the Portfolio, or the instruments in which it invests. The Portfolio will continue to attempt to conform to the "diversification" requirements for regulated investment companies under the Internal Revenue Code of 1986, as amended (the "Code").

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 1.

2. PROPOSAL TO AMEND THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INDUSTRY CONCENTRATION.

  At the Meeting, Shareholders of the Portfolio will vote regarding the amendment of the Portfolio's fundamental limitation with respect to industry concentration, which currently is stated as follows:

    No Portfolio may purchase any securities which would cause more than 25% of the total assets of the Portfolio to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in obligations issued or guaranteed by the United States Government or its agencies and instrumentalities. For purposes of this limitation, (i) utility companies will be divided according to their services, for example, gas, gas transmission, electric and telephone will each be considered a separate industry; (ii) financial service companies will be classified according to end users of their services, for example, automobile finance, bank finance and diversified finance will each be considered a separate industry; (iii) supranational agencies will be deemed to be issuers conducting their principal business activities in the same industry; and (iv) governmental issuers within a particular country will be deemed to be conducting their principal business activities in the same industry.

  It is proposed that the Portfolio's current fundamental limitation be replaced with the following amended fundamental limitation concerning industry concentration:

    No Portfolio may purchase any securities which would cause more than 25% of its total assets to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that this limitation does not apply to investments in securities issued or guaranteed by the United States Government, its agencies or instrumentalities.

  The primary purpose of this Proposal is to amend the language of the limitation to conform its language to that of other funds managed by SFM. While the new limitation does not include the discussion of specific industries as did the former limitation, the Portfolio will continue to utilize the same definitions. However, instead of reciting the definitions inside of the limitation, the amended limitation will be consistent with those used by other Trusts advised by SFM, and will contain only the language required by the 1940 Act. As a result, the proposed limitation is not substantially different from the current limitation.

  Adoption of the proposed limitation is not expected to have a material impact in the foreseeable future on the management of the Portfolio, the investment performance of the Portfolio, or the securities or instruments in which the Portfolio may invest. If approved, the amended fundamental limitation regarding industry concentration cannot be changed with respect to the Portfolio without the vote of the Shareholders.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 2.

3. PROPOSAL TO AMEND THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING
   BORROWING.

  At the Meeting, the Shareholders of the Portfolio will vote regarding the amendment of the Portfolio's fundamental limitation regarding borrowing, which currently is stated as follows:

    No Portfolio may borrow money, except for temporary or emergency purposes and then only in an amount not exceeding 10% of the value of total assets. This borrowing provision is included solely to facilitate the orderly sale of portfolio securities to accommodate heavy redemption requests if they should occur and is not for investment purposes. All borrowing will be repaid before making additional investments and any interest paid on such borrowing will reduce income.

  It is proposed that the Portfolio's current fundamental limitation be replaced with the following amended fundamental limitation concerning borrowing:

    No Portfolio may borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for purposes of this limitation, investment strategies which either obligate a Portfolio to purchase securities or require a Portfolio to segregate assets are not considered to be borrowings. To the extent that its borrowings exceed 5% of its assets,
  (i) all borrowings will be repaid before making additional investments and any interest paid on such borrowings will reduce income, and (ii) asset coverage of at least 300% is required.

  The primary purpose of this Proposal is to amend and update the Portfolio's limitation on borrowing to clarify its application in light of current law and interpretations thereof by regulatory authorities. As amended, the limitation will afford the Portfolio increased flexibility in making investment decisions, and may enable the Portfolio to take advantage of changing market conditions.

  Under positions established by the SEC staff, investment strategies which obligate a Portfolio to purchase securities at a future date or otherwise require that a Portfolio segregate assets, are considered to be "borrowings." However, by segregating assets equal to the amount of such "borrowings" as required by Section 18 of the 1940 Act, these investment strategies will not result in the issuance of "senior securities" by the Portfolio and, as a result, will not lead the Portfolio to be leveraged in the traditional sense since the Portfolio's ability to borrow is reduced by one dollar for every dollar of its assets that is segregated.

  Adoption of the proposed limitation is not expected to have a material impact in the foreseeable future on the management of the Portfolio, the investment performance of the Portfolio, or the securities or instruments in which the Portfolio may invest. If the Proposal is approved, the amended fundamental limitation regarding borrowing cannot be changed with respect to the Portfolio without the vote of the Shareholders.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 3.

4. PROPOSAL TO AMEND THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING MAKING LOANS.

  At the Meeting, Shareholders of the Portfolio will vote regarding the amendment of the Portfolio's fundamental limitation concerning loans, which is currently stated as follows:

    No Portfolio may make loans, except that each Portfolio may (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) engage in securities lending as described in the Prospectus and Statement of Additional Information; and (iii) enter into repurchase agreements, provided that repurchase agreements and time deposits maturing in more than seven days, and other illiquid securities which are not readily marketable or are restricted, are not to exceed, in the aggregate, 10% of the total assets of the Core International Equity, European Equity, Pacific Basin Equity, or International Fixed Income Portfolios.

  It is proposed that the Portfolio's current limitation be replaced with the following fundamental investment limitation governing lending:

    No Portfolio may make loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that each Portfolio may
  (i) purchase or hold debt instruments in accordance with its investment objective and policies; (ii) enter into repurchase agreements; and (iii) lend its securities.

  The primary purpose of this Proposal is to amend and update the Portfolio's limitation on lending to clarify its application in light of current law and interpretations thereof by regulatory authorities. As amended, the limitation will afford the Portfolio increased flexibility in making investment decisions, and may enable the Portfolio to take advantage of changing market conditions. In addition, the new limitation will clarify the Portfolio's ability to lend its securities. In securities lending transactions, although there may be risks of delay in recovery of the loaned securities or even loss of rights in the collateral should the borrower of the securities, fail financially or become insolvent, a Portfolio may be able to realize additional income.

  With respect to investments in illiquid securities, the new limitation will not include any restrictions. Instead, the Trustees have adopted a separate non-fundamental limitation concerning investments in illiquid securities which is detailed below.

  Adoption of the proposed limitation on lending is not expected to have a material impact in the foreseeable future on the way in which the Portfolio is managed, the investment performance of the Portfolio, or the instruments in which it invests. If the Proposal is approved, the new fundamental lending limitation cannot be changed without a future vote of Shareholders.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 4.

5. PROPOSAL TO RECLASSIFY THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING PLEDGING ASSETS AS NON-FUNDAMENTAL, AND TO AMEND CERTAIN LANGUAGE.

  At the Meeting, the Shareholders of the Portfolio will vote to reclassify as non-fundamental the Portfolio's fundamental limitation concerning pledging, mortgaging or hypothecating its assets, which currently is stated as follows:

    No Portfolio may pledge, mortgage or hypothecate assets except to secure temporary borrowing permitted by [the Portfolio's fundamental limitation on borrowing] in aggregate amounts not to exceed 10% of total assets of such Portfolio taken at current value at the time of the incurrence of such loan.

  It is proposed that this limitation concerning pledging, mortgaging or hypothecating its assets be amended to read as follows:

    No Portfolio may pledge, mortgage or hypothecate assets except to secure borrowings permitted by the Portfolio's fundamental limitation on borrowing.

  The Trustees recommend that the Shareholders vote to reclassify the limitation since it is not legally required to be fundamental. The proposed non-fundamental limitation on pledging assets, when considered in conjunction with the amended fundamental limitation on lending, will afford the Portfolio greater flexibility and may allow the Portfolio to take advantage of changing market conditions. However, when a Portfolio pledges its assets, there may be risks of delay in recovery of the assets pledged, or even loss of rights in the pledged assets should the party to whom the assets have been pledged fail financially or become insolvent.

  Nonetheless, if approved, this Proposal is not expected to have a material impact on the management of the Portfolio, the investment performance of the Portfolio, or the securities or instruments in which the Portfolio may invest, and it is not expected that the Portfolio's overall policy with respect to pledging assets will change in the near future. If the Proposal is approved, the non-fundamental limitation concerning pledging, mortgaging or hypothecating assets can be changed with respect to the Portfolio without the vote of the Shareholders. Any change in the Portfolio's investment strategies will be disclosed to Shareholders.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 5.
                                                    ---
6. PROPOSAL TO RECLASSIFY THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN SECURITIES FOR THE PURPOSE OF EXERCISING CONTROL AS NON-FUNDAMENTAL.

  At the Meeting, the Shareholders of the Portfolio will vote regarding the reclassification as non-fundamental the Portfolio's fundamental limitation concerning investment in securities for the purpose of exercising control over management of any company, which currently is stated as follows:

    No Portfolio may invest in companies for the purpose of exercising control.

  Reclassification of the fundamental limitation as a non-fundamental limitation will not affect the current management of the Portfolio, the investment performance of the Portfolio, or the securities or instruments in which the Portfolio may invest. The Portfolio has no present intention to invest in companies for the purpose of exercising control, and it is not expected that the Portfolio's policy with respect to investing in companies for the purpose of exercising control will change in the near future. However, if the Proposal is approved, the non-fundamental limitation regarding investing for the purpose of exercising control over management of any company can be changed with respect to the Portfolio without the vote of the Shareholders of the Portfolio so that, in the future, the Portfolio may invest in companies in order to exercise control over management. Should the Portfolio elect to invest in companies for the purpose of exercising control, there is a risk that the investment adviser may not be qualified to exercise control over a company in a manner that increases Shareholder value. In addition, by exercising control over a company the Portfolio would be subject to increased filing fees under the Securities Act of 1933, as well as additional administrative expenses associated with controlling a company.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 6.
                                                    ---
7. PROPOSAL TO AMEND THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN REAL ESTATE AND COMMODITIES.

  At the Meeting, Shareholders of the Portfolio will vote regarding the amendment of the Portfolio's fundamental limitation with respect to investing in real estate and commodities, which is currently stated as follows:

    No Portfolio may purchase or sell real estate, real estate limited partnership interests, commodities or commodities contracts. However, subject to the permitted investments, the Portfolios may purchase obligations issued by companies which invest in real estate, commodities or commodities contracts.

  It is proposed that the Portfolio's current fundamental limitation be replaced with the following amended fundamental limitation concerning investment in real estate and commodities:

    No Portfolio may purchase or sell real estate, physical commodities, or commodities contracts, except that each Portfolio may purchase (i) marketable securities issued by companies which own or invest in real estate (including real estate investment trusts), commodities, or commodities contracts, and (ii) commodities contracts relating to financial instruments, such as financial futures contracts and options on such contracts.

  The primary purpose of this Proposal is to amend and update the Portfolio's limitation on investing in real estate and commodities to clarify its application in light of current law and interpretations thereof by regulatory authorities. If the Proposal is approved, the amended fundamental limitation regarding investment in real estate and commodities cannot be changed with respect to the Portfolio without the vote of the Shareholders.

  Adoption of the proposed limitation concerning real estate is not expected to significantly affect the way in which the Portfolio is managed or the way in which securities or instruments are selected for the Portfolio. The Portfolio will not acquire real estate. However, the proposed limitation would clarify several points. First, the proposed limitation would make it explicit that the Portfolio may acquire a security or other instrument that is secured by a mortgage or other right to foreclose on real estate, in the event of a default. Second, the proposed limitation would clarify the fact that the Portfolio may invest in securities issued or guaranteed by companies engaged in acquiring, constructing, financing, developing, or operating real estate projects (e.g., securities of issuers that develop various industrial, commercial, or residential real estate projects such as factories, office buildings, or apartments). Any investments in these securities or other instruments are, of course, subject to the Portfolio's investment objective and policies, as well as to other limitations regarding diversification and concentration in particular industries. Moreover, to the extent that the Portfolio invests to a greater degree in real estate related securities, it will be subject to the risks of the real estate market.

  Adoption of the proposed limitations regarding commodities and commodities contracts is intended to allow the Portfolio to engage to the extent permitted by law in transactions involving commodities contracts relating to financial instruments (i.e., financial futures contracts and options on such contracts). Thus, while the Portfolio may not acquire physical commodities or futures contracts thereon, the Portfolio may, if approved by the Board of Trustees and disclosed in its Prospectus, invest in financial futures and options.

  Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. To the extent approved by the Board of Trustees, the Portfolio may use futures contracts and related options for bona fide hedging purposes, to offset changes in the value of securities held or expected to be acquired or be disposed of, to minimize fluctuations in foreign currencies, or to gain exposure to a particular market or instrument. Similarly, the Portfolio may buy and sell futures contracts and related options to manage its exposure to changing interest rates and securities prices. The Portfolio that engages in futures transactions will minimize the risk that it will be unable to close out a futures contract by only entering into futures contracts which are traded on national futures exchanges. Further, the Portfolio will limit its use of futures to the extent necessary to qualify for exemption from regulation by the Commodities Futures Trading Commission.

  A put option gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The Portfolio may purchase put and call options to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Portfolio may seek to purchase in the future. The Portfolio purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Portfolio, loss of the premium paid may be offset by an increase in the value of the Portfolio's securities or by a decrease in the cost of acquisition of securities by the Portfolio.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 7.

8. PROPOSAL TO RECLASSIFY THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING SHORT SALES AND MARGIN SALES AS NON-FUNDAMENTAL, AND TO AMEND CERTAIN LANGUAGE.

  At the Meeting, Shareholders of the Portfolio will vote to reclassify the limitation with respect to purchases on margin and short sales as non-fundamental and to amend certain language in the limitation. The limitation is currently stated as follows:

    No Portfolio may make short sales of securities, maintain a short position or purchase securities on margin, except as described with respect to the International Fixed Income Portfolio in its Prospectus and except that each Portfolio may obtain short-term credits as necessary for the clearance of security transactions.

  It is proposed that the Portfolio's current fundamental investment be replaced with the following non-fundamental limitation that conforms with legal requirements imposed by applicable law:

    No Portfolio may purchase securities on margin or effect short sales, except that each Portfolio may (i) obtain short-term credits as necessary for the clearance of security transactions, (ii) provide initial and variation margin payments in connection with transactions involving futures contracts and options on such contracts, and (iii) make short sales "against the box" or in compliance with the SEC's position regarding the asset segregation requirement imposed by Section 18 of the 1940 Act.

  The primary purpose of reclassifying the Proposal is to remove any unnecessary fundamental limitation that is not required to be fundamental. In a short sale, an investor sells a borrowed security and has a corresponding obligation to the lender to return the identical security. In an investment technique known as a short sale "against the box," an investor sells securities short while owning the same securities in the same amount, or having the right to obtain equivalent securities. The investor could have the right to obtain equivalent securities, for example, through its ownership of warrants, options, or convertible bonds. The proposed non-fundamental limitation would clarify that short sales against the box are not deemed to constitute short sales of securities.

  Certain state regulations currently prohibit mutual funds from entering into any short sales other than short sales against the box. If the proposal is approved, however, the Board of Trustees would be able to change the Portfolio's proposed non-fundamental limitation in the future, without a vote of Shareholders, if state regulations were to change to permit other types of short sales, or if waivers from existing requirements were available, subject to appropriate disclosure to investors. Pursuant to this limitation, the Portfolio may make short sales in accordance with asset segregation requirements imposed by the SEC staff. However, until certain state regulations are changed to permit otherwise, the Portfolio will only sell short against the box. In the event that these state regulations are eliminated, and upon appropriate disclosure by the Portfolio, the Portfolio may engage in other types of short sales.

  Margin purchases involve the purchase of securities with money borrowed from a broker. "Margin" is the cash or eligible securities that the borrower places with a broker as collateral against the loan. The Portfolio's current fundamental limitation prohibits the Portfolio from purchasing securities on margin, except that the Portfolio may purchase securities on margin to obtain such short-term credits as may be necessary for the clearance of transactions, and may make initial and variation margin payments in connection with the purchase and sale of futures contracts and options on futures contracts.

  Since the Portfolio has no present intention to make short sales other than short sales against the box, reclassification of this fundamental limitation is unlikely to affect the Portfolio's investment techniques at this time. Similarly, although reclassification of the Portfolio's fundamental limitation on margin purchases is unlikely to affect the Portfolio's investment techniques at this time, in the event of a change in federal regulatory requirements, the Portfolio may alter its investment practices in the future. Any substantial change in the Portfolio's investment strategies will be disclosed to Shareholders. In addition, it is believed that efforts to standardize this investment limitation will facilitate investment compliance efforts and are in the best interests of Shareholders.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 8.
                                                    ---
9. PROPOSAL TO RECLASSIFY THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN SECURITIES OF INVESTMENT COMPANIES AS NON-FUNDAMENTAL, AND TO AMEND CERTAIN LANGUAGE.

  At the Meeting, the Shareholders of the Portfolio will vote to approve certain amended language and to reclassify as non-fundamental the Portfolio's fundamental limitation concerning investment in securities of any investment company, which currently is stated as follows:

    No Portfolio may purchase securities of other investment companies except as permitted by the 1940 Act and the rules and regulations thereunder and may only purchase securities of money market funds. Under these rules and regulations, a Portfolio is prohibited from acquiring the securities of other investment companies if, as a result of such acquisition, the Portfolio owns more than 3% of the total voting stock of the company; securities issued by any one investment company represent more than 5% of the total Portfolio assets; or securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Portfolio. A Portfolio's purchase of such investment company securities results in the bearing of expenses such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees. This investment restriction does not apply to the Emerging Market Equity Portfolio.

  It is proposed that the Portfolio's current fundamental limitation be replaced with the following non-fundamental limitation concerning investment in securities of investment companies:

    No Portfolio may invest its assets in securities of any investment company, except (i) by purchase in the open market involving only customary brokers' commissions, (ii) in connection with mergers, acquisitions of assets, or consolidations, or (iii) as otherwise permitted by the 1940 Act.

  The primary purpose of this Proposal is to amend and update the Portfolio's limitation on investing in investment companies to clarify its application in light of current law and interpretations thereof by regulatory authorities. If the Proposal is approved, the Portfolio's policy regarding investment in securities of investment companies can be changed with respect to the Portfolio without the vote of the Shareholders.

  The ability of mutual funds to invest in other investment companies is restricted by the 1940 Act and by some state blue sky laws. The Portfolio's current fundamental limitation recites certain of federal and state restrictions. The federal restrictions will remain applicable to the Portfolio whether or not they are recited in a fundamental limitation. In addition, the Portfolio will comply with all currently applicable state regulations. However, should such state regulations be relaxed or eliminated in the future, having the limitation as non-fundamental will allow the Trustees to change the limitation without the vote of the Shareholders. This will afford the Portfolio increased flexibility in making investment decisions, and may allow the Portfolio to respond rapidly to changing market conditions.

  Under both the previous limitation and the new non-fundamental limitation, investment company shares that are purchased by the Portfolio will be subject to the operating expenses of such investment companies, including advisory fees. Because of restrictions on direct investment by U.S. entities in certain countries, investment in other investment companies may be the most practical or only manner in which an international or global fund can invest in the securities markets of those countries. The Portfolio will only invest in other investment companies if SFM or the Portfolio's sub-adviser determines that the potential benefits of such investment exceed the associated costs.

  Reclassification of the above fundamental limitation as non-fundamental is not expected to have any current impact on the Portfolio's investment practices or the securities or instruments in which the Portfolio invests, and it is not expected that the Portfolio's policy with regard to investing in other investment companies will change in the near future.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 9.
                                                    ---

10. PROPOSAL TO AMEND THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING THE ISSUANCE OF SENIOR SECURITIES.

  At the Meeting, Shareholders of the Portfolio will vote regarding the amendment of the Portfolio's fundamental limitation with respect to the issuance of senior securities, which is currently stated as follows:

    No Portfolio may issue senior securities (as defined in the 1940 Act) except in connection with permitted borrowing as described in the Prospectuses and the Statement of Additional Information or as permitted by rule, regulation or order of the SEC.

  It is proposed that the Portfolio's current fundamental limitation be replaced with the following amended fundamental limitation concerning the issuance of senior securities:

    No Portfolio may issue senior securities (as defined in the 1940 Act) except as permitted by rule, regulation or order of the SEC.

  The primary purpose of this Proposal is to amend and update the Portfolio's limitation on senior securities to clarify its application in light of current law and interpretations thereof by regulatory authorities. In addition, the amended fundamental limitation will conform to the limitations of other investment companies managed by SFM.

  Although the definition of a "senior security" involves complex statutory and regulatory concepts, a senior security is generally thought of as an obligation of a fund which has a claim to the fund's assets or earnings that takes precedence over the claims of the fund's shareholders. The 1940 Act generally prohibits mutual funds from issuing senior securities; however, as long as certain conditions are satisfied, mutual funds are permitted to engage in certain types of transactions that might be considered to result in the issuance of "senior securities." For example, a transaction which obligates a fund to pay money at a future date (e.g. the purchase of securities to be settled on a date that is further away than the normal settlement period) may be considered a "senior security." A mutual fund, however, is permitted to enter into this type of transaction if it maintains a segregated account containing liquid, high-grade debt securities in an amount equal to its obligation to pay cash for the securities at a future date. The Portfolio will utilize transactions that may be considered to result in the creation of "senior securities" only in accordance with applicable regulatory requirements under the 1940 Act. In addition, the Trust may issue additional classes of shares in accordance with Rule 18f-3 under the 1940 Act.

  If the Proposal is approved, the amended fundamental limitation regarding the issuance of senior securities cannot be changed with respect to the Portfolio without the vote of the Shareholders. Adoption of the proposed limitation on senior securities is not expected to affect the way in which the Portfolio is managed, the investment performance of the Portfolio, or the securities or instruments in which the Portfolio invests.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 10.
                                                    ---

11. PROPOSAL TO RECLASSIFY THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN SECURITIES OF AN ISSUER WHOSE SECURITIES ARE OWNED BY OFFICERS AND TRUSTEES OF THE TRUST AS NON-FUNDAMENTAL.

  At the Meeting, the Shareholders of the Portfolio will vote regarding reclassifying as a non-fundamental policy the Portfolio's fundamental limitation concerning investment in securities of an issuer if those officers and Trustees of the Trust or its investment adviser owning more than 1/2 of 1% of such securities together own more than 5% of such securities. This limitation is currently stated as follows:

    No Portfolio may purchase or retain securities of an issuer if, to the knowledge of the Trust, an officer, trustee, partner or director of the Trust or any investment adviser of the Trust owns beneficially more than 1/2 of the 1% of the shares or securities of such issuer and all such officers, trustees, partners and directors owning more than 1/2 of 1% of such shares or securities together own more than 5% of such shares or securities.

  The purpose of this Proposal is to reclassify the limitation as non-fundamental. This investment limitation was originally adopted to address state blue sky regulations in connection with the registration of shares of the Portfolio for sale. Only one state currently requires such a limitation. It is believed that this fundamental investment limitation should be reclassified since, while it has not precluded investments in the past, its reclassification potentially will increase the Portfolio's flexibility when choosing investments in the future.

  If the Proposal is approved, the Portfolio's non-fundamental limitation regarding investment in securities of an issuer whose securities are owned to a certain extent by officers and Trustees of the Trust can be changed with respect to the Portfolio without the vote of the Shareholders, as any such changes may be necessary or desirable in response to regulatory, market, legal, or other developments. Reclassification of the fundamental limitation as a non-fundamental limitation is not expected to affect the management of the Portfolio, the investment performance of the Portfolio, or the securities or instruments in which the Portfolio may invest, for the Trustees do not expect that the Portfolio's policy with regard to the purchase of securities owned by officers and Trustees of the Trust will change in the near future.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 11.
                                                    ---
12. PROPOSAL TO RECLASSIFY THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT OF MORE THAN 5% OF ITS TOTAL ASSETS IN SECURITIES OF COMPANIES WITH LESS THAN THREE YEARS OF OPERATING HISTORY AS NON-FUNDAMENTAL.

  At the Meeting, the Shareholders of the Portfolio will vote regarding reclassifying as a non-fundamental policy the Portfolio's fundamental limitation concerning investment of more than 5% of its total assets in securities of companies which have (with predecessors) a record of less than three years' continuous operation, which currently is stated as follows:

    No Portfolio may purchase securities of any company which has (with predecessors) a record of less than three years continuing operations if, as a result, more than 5% of the total assets (taken at current value) would be invested in such securities.

  The purpose of this Proposal is to reclassify the limitation as non-fundamental. Newly formed issuers or "unseasoned issuers" are issuers with less than three years' continuous operation. The purpose of the limitation on investments in unseasoned issuers is to comply with state blue sky laws and limit the risks associated with investing in companies that have no proven track record in business and whose prospects are uncertain. The proposed non-fundamental investment limitation will clarify that the Portfolio's unseasoned issuers limitation is applicable only to securities issued by newly-formed entities engaged in a trade or business with a prior history of operations of less than three years, and not to government securities. The adoption of a standard non-fundamental limitation will facilitate compliance efforts and will enable the Portfolio to respond more promptly if applicable state laws change in the future.

  If the Proposal is approved, the Portfolio's non-fundamental limitation regarding investment of more than 5% of total assets in securities of companies with less than three years of operating history can be changed with respect to the Portfolio without the vote of the Shareholders. Reclassification of the limitation as a non-fundamental limitation is not expected to affect the management of the Portfolio, the investment performance of the Portfolio, or the securities or instruments in which the Portfolio may invest, for the Trustees do not expect that the Portfolio's policy with regard to the purchase of securities of companies with less than three years operating history will change in the near future.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 12.
                                                    ---
13. PROPOSAL TO RECLASSIFY THE PORTFOLIO'S FUNDAMENTAL LIMITATION CONCERNING INVESTMENT IN RESTRICTED SECURITIES AS NON-FUNDAMENTAL, AND TO AMEND CERTAIN LANGUAGE.

  At the Meeting, the Shareholders of the Portfolio will vote to approve certain amended language and to reclassify as non-fundamental the Portfolio's fundamental limitation concerning investment in restricted securities, which is currently stated as follows:

    No Portfolio may purchase restricted securities (securities which must be registered under the Securities Act of 1993, as amended, before they may be offered or sold to the public) or other illiquid securities except as described in the Prospectuses and the Statement of Additional Information.

  Subject to Shareholder approval, the Trustees intend to replace the Portfolio's current fundamental limitation with the following non-fundamental limitation concerning the purchase of restricted securities:

    No Portfolio may purchase securities which must be registered under the 1933 Act, as amended, before they may be sold to the public, if, in the aggregate, more than 15% of its total assets would be invested in such restricted securities. Securities exempted from registration upon re-sale by Rule 144A under the 1933 Act are not deemed to be restricted securities for purposes of this limitation.

  The primary purpose of this Proposal is to amend and update the Portfolio's limitation on investing in restricted securities to clarify its application in light of current law and interpretations thereof by regulatory authorities. As amended, the limitation will afford the Portfolio increased flexibility in making investment decisions, and may enable the Portfolio to take advantage of changing market conditions. Rule 144A securities are restricted securities that have not been registered under the 1933 Act but which may be traded by certain qualified institutional investors, including investment companies. Certain state blue sky laws limit the ability of investment companies to invest in restricted securities, which as defined therein include Rule 144A securities. While the Portfolio will continue to conform to all applicable state regulations, in the event that these state regulations are changed to permit the Portfolio to invest to a greater extent in restricted securities, upon approval by the Trustees, the Portfolio may do so without a further Shareholder vote. Any change in the Portfolio's investment strategies will be disclosed to Shareholders.

  If the Proposal is approved, the new non-fundamental limitation regarding investing in restricted securities can be changed with respect to the Portfolio without the vote of the Shareholders. Nevertheless, adoption of the proposed limitation regarding investing in restricted securities is not expected to affect the management of the Portfolio, the investment performance of the Portfolio, or the securities or instruments in which the Portfolio may invest, for the Trustees do not expect that the Portfolio's policy with regard to restricted securities will change in the near future.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 13.
                                                    ---
  In addition to the foregoing fundamental and non-fundamental limitations, the Trustees have approved the adoption of a new non-fundamental limitation for the Portfolio. The new non-fundamental limitation, which relates to investments in illiquid securities, is consistent with the current regulatory requirements for investments in these types of securities. The non-fundamental limitation on illiquid securities provides that:

    No Portfolio may purchase illiquid securities, i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its total assets would be invested in illiquid securities. Notwithstanding the foregoing, securities eligible to be re-sold under Rule 144A of the 1933 Act may be treated as liquid securities under procedures adopted by the Board of Trustees.

  The Portfolio currently has a similar fundamental limitation on investing in illiquid securities, which is contained in the fundamental limitation on making loans. (See Proposal 4, above.) Since the Portfolio is still subject to the same state regulations which limit the Portfolio's investment in illiquid securities, it is not expected that this new limitation will have any impact on the Portfolio's investment techniques, performance, or management. However, as a non-fundamental limitation, the Trustees can change this limitation with respect to the Portfolio without the vote of the Shareholders.

SECTION II.

  Section 15(a) of the 1940 Act requires that all contracts pursuant to which persons serve as investment advisers to investment companies be approved by shareholders. As interpreted, this requirement would apply to appointment of sub-advisers to the Portfolio for which SFM will act as investment adviser.
The SEC has granted conditional exemptions from the shareholder approval requirements. The Trust has applied for such an exemption, and if the exemption is granted and these Proposals are approved, the Board of Trustees would, without Shareholder approval, be able to appoint additional or replacement sub-advisers (herein, "Managers"). The Board would not, however, be able to replace SFM as investment adviser to the Portfolio of the Trust without complying with the 1940 Act and applicable regulations governing Shareholder approval of advisory contracts.

  The Proposals contained in Sections II and III of this Proxy Statement are intended to facilitate the efficient operation of the "Manager of Managers" structure. Assuming SFM, which currently serves as investment adviser and Manager of Managers for each of the other Portfolios of the Trust, is approved as investment adviser to the Portfolio, it will continuously monitor the performance of the Managers and may from time to time recommend that the Board of Trustees replace one or more Managers or appoint additional Managers, depending on SFM's assessment of what combination of Managers it believes will optimize the Portfolio's chances of achieving its investment objective. Accordingly, while there is no way of knowing exactly how often SFM may recommend, and the Board approve, the selection of an additional Manager, or the replacement of an existing Manager, both of which would typically require a Shareholder meeting, it is not unlikely that the Manager of Managers structure would result in more frequent Shareholder meetings than would otherwise be the case. However, if the SEC grants the exemption, the Trustees will not be required to call a Shareholder Meeting each time a new sub-adviser is approved. Shareholder meetings entail substantial costs which could reduce the hoped for benefits of the Manager of Managers structure. These costs must be weighed against the benefits of Shareholder scrutiny of proposed contracts with additional or replacement Managers; however, even in the absence of Shareholder approval, any proposal to add or replace Managers would receive careful review. First, SFM would assess the Portfolio's needs and, if it believed additional or replacement Managers could benefit the Portfolio, would systematically search the relevant universe of available investment Managers. Second, any recommendations made by SFM would have to be approved by a majority of the Trustees, including a majority of the Trustees who are not "interested persons" within the meaning of the 1940 Act. Finally, any selections of additional or replacement Managers would have to comply with conditions contained in the SEC exemption, if it is granted.

14. AUTHORIZATION FOR THE BOARD OF TRUSTEES TO APPOINT INVESTMENT SUB-ADVISERS FOR THE PORTFOLIO WITHOUT SEEKING APPROVAL BY THE PORTFOLIO'S SHAREHOLDERS OF THE CONTRACTS PURSUANT TO WHICH SUCH SUB-ADVISERS SERVE.

  This Proposal will facilitate the appointment of additional and replacement sub-advisers without a Shareholder vote if SFM serves as Manager of Managers for the Portfolio. This arrangement requires the SEC's approval of SFM's application to implement the Manager of Managers structure.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 14.
                                                    ---

SECTION III.

  The Board of Trustees is recommending that Shareholders of the Portfolio approve SFM as the investment adviser of the Portfolio and approve the form of investment advisory agreement (the "Investment Advisory Agreement") between the Trust and SFM relating to the Portfolio (which is attached as Exhibit A to this Proxy Statement). The description of the Investment Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit A. The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the Investment Advisory Agreement with respect to the Portfolio at a meeting held on March 6, 1995. SFM already serves as investment adviser to each of the other Portfolios of the Trust pursuant to an Investment Advisory Agreement dated December 16, 1994, between SFM and the Trust, on behalf of those Portfolios.

  Other than the identity of the investment adviser, there are no material differences between the Investment Advisory Agreement and the existing investment advisory agreements of the other Portfolios of the Trust. While the level of compensation paid to SFM by the Portfolio for advisory services will be .15% higher than that paid to the current advisers, SFM's contractual management fee will be reduced by .15% for the Portfolio. As a result, the compensation received by SFM under the Investment Advisory Agreement and the Management Agreement will not increase from the level currently received by SFM for its management services, and the overall cost to the Portfolio of advisory and management services will not be increased. (See "Description of the Investment Adviser," below.)

  Duties Under the Investment Advisory Agreement. Under the Investment Advisory Agreement, SFM will serve as investment adviser to the Portfolio and will provide its proprietary investment adviser selection, monitoring, and asset allocation services to the Portfolio. Subject to Board approval, SFM, in turn, will enter into investment sub-advisory agreements with one or more sub-advisers (each a "Manager" and, collectively, the "Managers") to exercise investment discretion over the assets (or a portion of the assets) of the Portfolio. Consistent with its goal of using multiple Managers to carry out the Portfolio's investment objective and policies, SFM in the future may provide specific portfolio security advice with respect to all or some portion of the Portfolio's assets.

  SFM will perform internal due diligence on prospective Managers for the Portfolio and monitor Manager performance using its proprietary investment adviser selection and monitoring process. SFM will be responsible for communicating performance targets and evaluations to Managers, supervising each Manager's compliance with the Portfolio's fundamental investment objectives and policies, authorizing Managers to engage in certain investment techniques for the Portfolio, and recommending to the Board of Trustees whether sub-advisory agreements should be renewed, modified or terminated. SFM also will recommend to the Board the addition of new Managers as it deems appropriate. (See Section II, above.)

  For its services, SFM will receive an advisory fee from the Portfolio based on the Portfolio's assets. SFM will then pay the Managers out of this fee.

  Under this structure, the Trust will be operated in a manner that is distinctly different from virtually all other investment companies. Most investment companies operate under a structure in which a single related group of companies provide investment advisory, administrative, and distribution services. Typically, the investment company pays the advisory fee to its investment adviser which, in turn, compensates internal portfolio managers who make specific securities selections. In contrast, the Trust will offer investors an opportunity to access, on a pooled investment basis, the core elements of SFM's investment adviser selection, monitoring, and asset allocation services. Under this "Manager of Managers" approach, SFM will recommend and, if the Trustees approve the recommendation, monitor for the Portfolio one or more Managers using a range of investment styles. (See Section II, above.)

  Duration and Termination. Unless terminated earlier, the Investment Advisory Agreement shall continue in effect as to the Portfolio until on or about December, 1996, and thereafter, for periods of one year for so long as such continuance is specifically approved with respect to the Portfolio at least annually (i) by the vote of the holders of a majority of the outstanding shares of the Portfolio or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or "interested persons" (as that term is defined in the 1940 Act, as amended) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement will terminate automatically in the event of its assignment. It is terminable at any time without penalty by the Trustees of the Trust or with respect to the Portfolio by a vote of a majority of the outstanding shares of the Portfolio on not less than 30 days' nor more than 60 days' written notice to SFM. In addition, it is terminable by SFM upon 90 days' written notice to the Trust.

  SFM will discharge its responsibilities subject to the supervision of, and policies set by, the Trustees of the Trust. The Investment Advisory Agreement provides that SFM shall not be liable for any error of judgement or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties thereunder, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or by reason of reckless disregard by SFM of its obligations or duties thereunder.

  Description of the Investment Adviser. SFM is a wholly-owned subsidiary of SEI Corporation ("SEI"), a financial services company located at 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658. SEI was founded in 1968 and is a leading provider of investment solutions to banks, institutional investors, investment advisers, and insurance companies. Affiliates of SFM have provided consulting advice to institutional investors for more than 20 years, including advice regarding selection and evaluation of investment advisers. As of August 31, 1995, SFM acted in a similar "manager of managers" role with respect to $2.2 billion of client assets, including ten other portfolios of the Trust. SFM has served as Manager of Managers of the International Equity Portfolio since December 16, 1994, the Emerging Markets Equity Portfolio since January 17, 1995, the European Equity Portfolio since August 15, 1995 and the Pacific Basin Equity Portfolio since August 15, 1995.

  SFM currently serves as investment adviser, manager and/or administrator to more than 26 investment companies, including more than 220 portfolios, which investment companies had more than $51 billion in assets as of September 30, 1995.

  In addition to serving as investment adviser to the ten other portfolios, SFM serves as Administrator of the Trust pursuant to the Management Agreement dated August 30, 1988. In connection with its role as Administrator, SFM provides the Trust with overall management services, regulatory reporting, all necessary office space, equipment, personnel, and facilities, and acts as transfer agent for Institutional Class shares, dividend disbursing agent, and shareholder servicing agent.

  For its management services under the current management arrangement, SFM is entitled to a fee which is calculated daily and paid monthly at an annual rate of .60% of the average daily net assets of the Portfolio. SFM and the Managers may waive all or a portion of their respective fees in order to limit the operating expenses of the Portfolio. Any such waiver is voluntary and may be terminated at any time in their sole discretion.

  For the fiscal year ended February 28, 1996, the Portfolio paid to SFM the following administration fees:

   PORTFOLIO                                   FEES PAID (000) FEE WAIVERS (000)
   ---------                                   --------------- -----------------
   International Equity.......................      $ --             $--
   Emerging Markets Equity....................      $ --             $--
   International Fixed Income.................      $ --             $--
   European Equity............................      $ --             $--
   Pacific Basin Equity.......................      $ --             $--

  Once the Manager of Managers structure is in place, SFM's management fee will be reduced by .15% for the Portfolio operating under that structure in order to compensate for the increased advisory and sub-advisory fees payable under that structure.

  The table below sets forth information about the proposed level of fees payable to SFM both as Adviser and Administrator, and to the sub-adviser, assuming that the Shareholders approve the Manager of Managers structure:

                               ADVISORY FEE
                                   PAID     ADVISORY FEE
                                 TO SUB-      PAYABLE
                                 ADVISER       TO SFM                    ADMINISTRA-
                               UNDER FORMER  UNDER NEW        SUB-           TION
                                 ADVISORY     ADVISORY    ADVISORY FEE  FEE PAYABLE TO
  PORTFOLIO      SUB-ADVISER    AGREEMENT    AGREEMENT   PAYABLE BY SFM     SFM *
  ---------    --------------- ------------ ------------ -------------- --------------
International  Strategic Fixed     .30%         .45%          .30%           .45%
 Fixed         Income, L.P.
 Income

--------
* The contractual administration fee payable to SFM for the Portfolio has been lowered by .15% in order to compensate for the increased level of advisory and sub-advisory fees payable under the Manager of Managers structure. However, the total level of fees payable to SFM, as well as the overall level of expenses for the Portfolio, will remain the same.

  Listed below are the names and principal occupations of each of the directors and the principal executive officers of SFM. The principal business address of each director and the principal executive officers, as it relates to their duties at SFM, is 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

   NAME                  TITLE
   ----                  -----
   Alfred P. West, Jr. . Director, Chairman & Chief Executive Officer
   Henry H. Greer....... Director, President & Chief Operating Officer
   Carmen V. Romeo...... Director, Executive Vice President & Treasurer
   Richard B. Lieb...... Executive Vice President
   Edward Loughlin...... Executive Vice President, President, Asset Management
                         Group
   Charles A. Marsh..... Executive Vice President
   Carl A. Guarino...... Senior Vice President
   Kevin P. Robins...... Senior Vice President, General Counsel & Secretary

  Trustees' Consideration. At a meeting held on March 6, 1995, the Board of Trustees reviewed SFM's qualifications to act as investment adviser for the Portfolio, placing particular emphasis on its proposed role in recommending, monitoring and terminating Managers, subject to Board of Trustee oversight, and its performance as investment adviser for the Portfolio. The Trustees received written and oral information regarding SFM's key personnel, its experience in selection and evaluation of investment Managers and research performed by SFM and others that had led SFM to recommend a "Manager of Managers" structure (i.e., one in which SFM would act as the investment adviser and one or more Managers would assume substantial day-to-day investment responsibilities; see Section II, above). In recommending that the Shareholders approve the Investment Advisory Agreement, the Trustees carefully evaluated the experience of SFM's key personnel in institutional investing and the quality of services SFM is expected to provide to the Portfolio, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Portfolio since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Portfolio by SFM; (4) the distinct investment objective and policies of the Portfolio; (5) that the total compensation payable to SFM by the Portfolio under the Investment Advisory Agreement and the Management Agreement will be at the same rate as the compensation payable to SFM and the proposed sub-advisers under the existing Investment Advisory Agreement and the Management Agreement; (6) the history, reputation, qualification and background of SFM as well as the qualifications of its personnel and its financial condition; (7) its performance record; (8) the benefits expected to be realized as a result of the Manager of Managers structure; and (9) other factors deemed relevant. The Trustees also reviewed the fees to be paid to SFM in comparison to those being charged in the relevant segment of the mutual fund business, including any benefits received by SFM or its affiliates in connection with soft dollars payments.

  In the event Shareholders of the Portfolio do not approve the selection of SFM as investment adviser and the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM, or if the Shareholders of the Portfolio do not approve the Manager of Managers structure discussed in
Section II of the Proxy Statement, at the Special Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider the appropriate course of action.

15. APPROVAL OF THE INVESTMENT ADVISER AND THE INVESTMENT ADVISORY AGREEMENT FOR THE PORTFOLIO.

  Description of the Portfolio. The Portfolio seeks to provide capital appreciation and current income through investment primarily in high quality, non-U.S. dollar denominated government and corporate fixed income securities or debt obligations. Under normal circumstances, at least 65% of the Portfolio's assets will be invested in high quality foreign government and foreign corporate fixed income securities or debt obligations of issuers located in at least three countries other than the United States.

  Termination of the Current Investment Advisory Agreement. Strategic Fixed Income, L.P. ("Strategic" or the "Sub-Adviser") currently serves as investment adviser to the Portfolio pursuant to an investment advisory agreement. The Board of Trustees voted on March 6, 1995, and December 4, 1995 to terminate this agreement based upon the Board's determination that the selection of SFM to provide investment advisory services as described herein will be in the best interests of the Portfolio. The Board also approved SFM as the new investment adviser, and Strategic as the new sub-adviser, effective upon approval by Shareholders.

  Compensation. Under the proposed Investment Advisory Agreement, the Trust would pay SFM a fee, which is calculated daily and paid monthly, at an annual rate of .45% of the average daily net assets of the Portfolio. As SFM did not previously serve as investment adviser to the Portfolio, the aggregate investment advisory fee paid to SFM during the last fiscal year was $0.
Strategic received    .

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 15.
                                                    ---
SECTION IV.

  The Board of Trustees is recommending that Shareholders of the Portfolio approve the investment sub-adviser recommended in Proposal 16 as investment sub-adviser of the Portfolio and approve the form of investment sub-advisory agreement (the "Investment Sub-Advisory Agreement") between SFM and the proposed investment sub-adviser which is attached as Exhibit B to this Proxy Statement. The description of the Investment Sub-Advisory Agreement in this Proxy Statement is qualified in its entirety by reference to Exhibit B.

  The Sub-Adviser. Strategic will serve as investment sub-adviser to the Portfolio. Under the Manager of Managers structure, SFM will have general oversight responsibility for the investment advisory services provided to the Portfolio, including formulating the Portfolio's investment policies and analyzing economic trends affecting the Portfolio. SFM will be responsible for directing and evaluating the investment services provided by the Manager, including their adherence to the Portfolio's investment objectives and policies and the Portfolio's investment performance. In accordance with the Portfolio's investment objectives and policies, and under the supervision of SFM and the Trust's Board of Trustees, the Manager will be responsible for the day-to-day investment management of all or a discrete portion of the assets of the Portfolio. The Manager is authorized to make investment decisions for the Portfolio and place orders on behalf of the Portfolio to effect the investment decisions made.

  In addition, SFM will monitor the compliance of the Manager with regulatory and tax regulations, such as those relating to portfolio concentration and diversification. For the most part, compliance with these requirements by the Manager with respect to its portion of the Portfolio will assure compliance by the Portfolio as a whole. In addition, SFM will monitor positions taken by the Manager and will notify the Manager of any developing situations to help ensure that investments do not run afoul of the short-short test or the wash sale rules. To the extent that having multiple Managers responsible for investing separate portions of the Portfolio's assets creates the need for coordination among the Managers, there is an increased risk that the Portfolio will not comply with these regulatory and tax requirements.

  It is possible that different Managers for the same Portfolio could take opposite actions within a short period of time with respect to a particular security. For example, one Manager could buy a security for the Portfolio and shortly thereafter another Manager could sell the same security from the portion of the Portfolio's assets allocated to it. If in these circumstances the securities could be transferred from one Manager's portion of the Portfolio to another, the Portfolio could avoid transaction costs and could avoid creating possible wash sales and short-short gains under the Code. Such transfers are not practicable, but the Managers and SFM do not believe that there will be material adverse effects on the Portfolio as a result. First, it does not appear likely that there will be substantial overlap in the securities acquired for the Portfolio by the various Managers. Moreover, the Managers would probably only rarely engage in the types of offsetting transactions described above, especially within a short time period. Therefore, it is a matter of speculation whether offsetting transactions would result in any significant increases in transaction costs or have significant tax consequences. With respect to the latter, SFM and the Managers will establish procedures with respect to the short-short test which are designed to prevent realization of short-short gains in excess of Code limits. It is true that wash sales could occur in spite of the efforts of SFM, but the Board of Trustees believes that the benefits of using multiple managers outweighs the consequences of any wash sales.

  SFM is currently seeking an exemptive order from the SEC that would permit SFM, with the approval of the Trust's Board of Trustees, to retain Managers for the Portfolio without submitting the accompanying sub-advisory agreement to a vote of the Portfolio's shareholders. If granted, the exemptive relief will permit the non-disclosure of amounts payable by SFM under such sub-advisory agreements. The Trust will notify Shareholders in the event of any change in the identity of the Manager for the Portfolio. Until or unless this exemptive order is granted, if one of the Managers is terminated or departs from the Portfolio, the Portfolio will handle such termination or departure in one of two ways. First, the Portfolio may propose that a new Manager be appointed to manage that portion of the Portfolio's assets managed by the departing Manager. In this case, the Portfolio would be required to submit to the vote of the Portfolio's shareholders the approval of a investment advisory contract with the new adviser. In the alternative, the Portfolio may decide to allocate the departing Manager's assets among the remaining Managers. This allocation would not require new investment advisory contracts with the remaining Managers, and consequently no shareholder approval would be necessary. If the Manager of Managers structure is approved, the Trustees will be able to instruct SFM to add or replace Managers without Shareholder approval.

  The Trustees of the Trust, including all of the Trustees who are not "interested persons" of the Trust, approved the general form of the Investment Sub-Advisory Agreement with respect to the Portfolio on March 6, 1995, and December 4, 1995. The Trustees received written and oral information from both SFM and Strategic. SFM recommended the selection of the Sub-Adviser and reviewed the considerations that had led to the recommendation. The Trustees also met with representatives of the Sub-Adviser and considered information about key personnel, investment philosophy and process and performance track record, among other factors. In recommending that the Shareholders approve the proposed investment sub-advisory agreement, the Trustees carefully evaluated the investing experience of the Sub-Adviser's key personnel and the quality of services the Sub-Adviser can be expected to provide to the Portfolio, including, but not limited to: (1) the fee and expense ratios of comparable mutual funds; (2) the performance of the Portfolio since commencement of operations; (3) the nature and quality of the services expected to be rendered to the Portfolio by the Sub-Adviser; (4) the distinct investment objective and policies of the Portfolio; (5) the fact that the compensation payable to the Sub-Adviser by the Portfolio under the proposed Investment Sub-Advisory Agreement will be at the same rate as the compensation payable to the proposed Sub-Adviser under the existing investment advisory agreement; (6) the history, reputation, qualification and background of the Sub-Adviser, as well as the qualifications of its personnel and its financial condition; (7) its performance records; (8) the benefits expected to be realized as a result of the Manager of Managers structure; and (9) other factors deemed relevant. The Trustees also reviewed the fees to be paid to the Sub-Adviser in comparison to those being charged in the relevant segment of the mutual fund business, including any benefits received by the Sub-Adviser or its affiliates in connection with soft dollar payments.

  Duties Under the Investment Sub-Advisory Agreement. Under the Investment Sub-Advisory Agreement, the Sub-Adviser makes the investment decisions for the assets of the Portfolio allocated to it by SFM and continuously reviews, supervises, and administers the Portfolio's investment program with respect to these assets. See "General Information About the Trust and Other Matters-- Portfolio Transactions." The Sub-Adviser is independent of SFM and discharges its responsibilities subject to the supervision of SFM and the Trustees of the Trust and in a manner consistent with the Portfolio's investment objectives, policies and limitations.

  Duration and Termination. Unless terminated earlier, the Investment Sub-Advisory Agreement shall continue in effect through April, 1998, and thereafter, for periods of one year for so long as such continuance is specifically approved at least annually (i) by the vote of the holders of a majority of the outstanding shares of such Portfolio or by the Trustees of the Trust, and (ii) by the vote of a majority of those Trustees of the Trust who are not parties to the Investment Advisory Agreement or Investment Sub-Advisory Agreement or who are not "interested persons" (as that term is defined in the 1940 Act, as amended) of any party thereto, cast in person at a meeting called for the purpose of voting on such approval. If the Manager of Managers structure is approved by the Shareholders of the Portfolio, the Trustees may add and replace Managers without Shareholder approval. This structure requires an order of exemption from the SEC before becoming operative. If SFM obtains exemptive relief from the SEC permitting it to engage a Manager without first obtaining approval of the Investment Sub-Advisory Agreement from a majority of the outstanding voting securities of the Portfolio(s) involved, the Investment Sub-Advisory Agreement shall become effective upon its approval by the Trust's Board of Trustees. Any Manager so selected and approved shall be without the protection accorded by shareholder approval of an investment adviser's receipt of compensation under Section 36(b) of the 1940 Act.

  The Investment Sub-Advisory Agreement will terminate automatically in the event of its assignment or in the event that SFM's Investment Advisory Agreement is terminated. The Investment Sub-Advisory

Agreement is terminable at any time without penalty by the Trustees of the Trust, or, with respect to the Portfolio, by a vote of a majority of the outstanding shares of such Portfolio on not less than 30 days' nor more than 60 days' written notice to such Portfolio's Manager. In addition, the Portfolio's Investment Sub-Advisory Agreement is terminable by the Portfolio's Sub-Adviser upon 90 days' written notice to the Trust or SFM.

  Strategic will discharge its duties subject to the supervision of, and policies set by, the Board of Trustees and SFM. The investment sub-advisory agreement provides that Strategic shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its obligations or duties, or from reckless disregard of its obligations or duties, under this Agreement, except as may otherwise be provided under provisions of applicable state law to the extent such provisions cannot be waived or modified hereby.

  In the event Shareholders of the Portfolio do not approve the adoption of an Investment Sub-Advisory Agreement at the Meeting to which this Proxy Statement relates, or any adjournment thereof, the Trustees will consider the appropriate course of action.

16. APPROVAL OF AN INVESTMENT SUB-ADVISER AND THE INVESTMENT SUB-ADVISORY AGREEMENT FOR THE INTERNATIONAL FIXED INCOME PORTFOLIO

  The Board of Trustees is recommending that Shareholders of the Portfolio approve Strategic as a Sub-Adviser to the Portfolio and approve the form of investment sub-advisory agreement between SFM and Strategic.

  Compensation. Under the Investment Sub-Advisory Agreement, SFM will pay Strategic a fee, which is calculated and paid monthly, based on an annual percentage rate of the month-end market value of assets of the Portfolio managed by Strategic. This rate is set at .30% of the average monthly market value of the assets of the Portfolio. For the fiscal year ended February 28, 1996, the Portfolio paid advisory fees of % of its average daily net assets.

  Description of Strategic. Strategic currently acts as the adviser for the Portfolio. Strategic is a limited partnership formed in 1991 under the laws of the State of Delaware, to manage multi-currency fixed income portfolios. The general partner of the firm is Gobi Investments Inc., 1001 19th Street, North, Suite 1720, Arlington, Virginia 22209, which is wholly-owned by Kenneth Windheim, the principal executive officer of Strategic, and the limited partner is Strategic Investment Management ("SIM"). As of February, 1996, Strategic managed approximately $5.4 billion in global and international fixed income portfolios. Together, as of February, 1996, Strategic and SIM managed over $11.4 billion in client assets. The principal address of Strategic, SIM, and Gobi Investments Inc. is 1001 Nineteenth Street North, 17th Floor, Arlington, Virginia 22209.

  Kenneth Windheim, President of Strategic has been the senior portfolio manager of the Portfolio since its inception in 1991. Mr. Windheim is assisted by Gregory Barnett and David Jallits, Directors of Strategic and portfolio managers of the Portfolio since 1994. Prior to forming Strategic, Kenneth Windheim managed a global fixed income portfolio at Prudential Asset Management. Prior to joining Strategic,

Gregory Barnett was the portfolio manager for the Pilgrim Multi-Market Income Fund with active use of foreign exchange option strategies. Prior to that he was vice president and senior fixed income portfolio manager at Lexington Management. Prior to joining Strategic, David Jallits was Senior Portfolio Manager for a hedge fund at Teton Partners. From 1982 to 1994, he was Vice President and Global Fixed Income Portfolio Manager at The Putnam Companies.

  THE TRUSTEES RECOMMEND THAT THE SHAREHOLDERS VOTE FOR PROPOSAL 16.
                                                    ---
SECTION V.

             GENERAL INFORMATION ABOUT THE TRUST AND OTHER MATTERS

  Distribution. SEI Financial Services Company ("SFS"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, a wholly-owned subsidiary of SEI Corporation, ("SEI"), acts as the distributor of the Trust's shares pursuant to the Distribution Agreement dated August 30, 1988 between the Trust and SFS. Alfred P. West, Jr. serves as Chairman of the Board and Chief Executive Officer of SFS and SEI, and Henry H. Greer serves as Director, President and Chief Operating Officer of SFS and SEI. William M. Doran, a Trustee of the Trust, is a Director and Secretary of SEI.

  Portfolio Transactions. For the Trust's fiscal year ended February 28, 1996, the Portfolio paid the following amounts in brokerage commissions to affiliates of the Portfolio.

                            TOTAL BROKERAGE  AMOUNT PAID TO       % PAID TO
PORTFOLIO                     COMMISSION    AFFILIATED BROKER AFFILIATED BROKER
---------                   --------------- ----------------- -----------------
International Fixed Income        $ 0              $ 0                 0%

  5% Shareholders. As of      , 1996, the following persons were the only
persons who were record owners or, to the knowledge of the Trust, were beneficial owners of 5% or more of shares of the Portfolio. The Trust believes that most of the shares referred to above were held by the below persons in accounts for their fiduciary, agency, or custodial customers.

                                   NAME AND                           PERCENTAGE OF
                                  ADDRESS OF          NUMBER OF        PORTFOLIO'S
PORTFOLIO                      BENEFICIAL OWNER        SHARES            SHARES
---------                      ----------------       ---------       -------------
International Fixed Income           --                   --                --%

  The Trust's Trustees and officers do not beneficially own any shares of the Trust.

  Adjournment. In the event that sufficient votes in favor of a Proposal set forth in the Notice of the Special Meeting are not received by the time scheduled for the meeting, the persons named as proxies may propose one or more adjournments of the meeting for a period or periods of not more than 60 days in the aggregate to permit further solicitation of proxies with respect to any of such Proposal. Any such adjournment will require the affirmative vote of a majority of the votes cast on the question in person or by proxy at the session of the meeting to be adjourned. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of such Proposals. They will vote against any such adjournment those proxies required to be voted against any such Proposals. The costs of any such additional solicitation and of any adjourned session will be borne by the Trust.

  Required Vote. Approval of the Proposals with respect to the Portfolio requires the affirmative vote of a majority of the outstanding shares of the Portfolio. As defined in the 1940 Act, "majority of the outstanding shares" means the vote of (i) 67% or more of the Portfolio's or the Trust's outstanding shares present at a meeting, if the holders of more than 50% of the outstanding shares of the Portfolio or the Trust are present or represented by proxy, or (ii) more than 50% of the Portfolio's or the Trust's outstanding shares, whichever is less.

  Abstentions and "broker non-votes" will not be counted for or against any Proposal to which it relates, but will be counted for purposes of determining whether a quorum is present. Abstentions will be counted as votes present for purposes of determining a "majority of the outstanding voting securities" present at the Meeting and will therefore have the effect of counting against the Proposal to which it relates.

  Shareholder Proposals. The Trust does not hold annual Shareholder Meetings. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting should send their written proposals to the Secretary of the Trust c/o SEI Financial Management Corporation, Legal Department, 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658.

  Reports to Shareholders. The Trust will furnish, without charge, a copy of the most recent Annual Report to Shareholders of the Trust and the most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Trust at 680 East Swedesford Road, Wayne, PA 19087-1658, or by calling 1-800-342-5734.

  Other Matters. The Trustees know of no other business to be brought before the meeting. However, if any other matters properly come before the meeting, it is their intention that proxies which do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                               -----------------

  SHAREHOLDERS ARE URGED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY.

                                                                      EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT
                            SEI INTERNATIONAL TRUST

AGREEMENT made this 16th day of December, 1994, by and between SEI International Trust, a Massachusetts business trust (the "Trust"), and SEI Financial Management Corporation, (the "Adviser").

  WHEREAS, the Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"), consisting of several portfolios of shares, each having its own investment policies; and

  WHEREAS, the Trust desires to retain the Adviser to render investment management services with respect to its Core International Equity and Emerging Markets Equity Portfolios and such other portfolios as the Trust and the Adviser may agree upon (the "Portfolios"), and the Adviser is willing to render such services:

  NOW, THEREFORE, in consideration of mutual covenants herein contained, the parties hereto agree as follows:

  1. DUTIES OF THE ADVISER. The Trust employs the Adviser to manage the investment and reinvestment of the assets, to hire (subject to the approval of the Trust's Board of Trustees and, except as otherwise permitted under the terms of any exemptive relief obtained by the Adviser from the Securities and Exchange Commission, or by rule or regulation, a majority of the outstanding voting securities of any affected Portfolio(s)) and thereafter supervise the investment activities of one or more sub-advisers deemed necessary to carry out the investment program of any Portfolios of the Trust, and to continuously review, supervise and (where appropriate) administer the investment program of the Portfolios, to determine in its discretion (where appropriate) the securities to be purchased or sold, to provide the Administrator and the Trust with records concerning the Adviser's activities which the Trust is required to maintain, and to render regular reports to the Administrator and to the Trust's officers and Trustees concerning the Adviser's discharge of the foregoing responsibilities. The retention of a sub-adviser by the Adviser shall not relieve the Adviser of its responsibilities under this Agreement.

  The Adviser shall discharge the foregoing responsibilities subject to the control of the Board of Trustees of the Trust and in compliance with such policies as the Trustees may from time to time establish, and in compliance with the objectives, policies, and limitations for each such Portfolio set forth in the Trust's prospectus and statement of additional information, as amended from time to time (referred to collectively as the "Prospectus"), and applicable laws and regulations. The Trust will furnish the Adviser from time to time with copies of all amendments or supplements to the Prospectus, if any.

  The Adviser accepts such employment and agrees, at its own expense, to render the services and to provide the office space, furnishings and equipment and the personnel (including any sub-advisers) required by it to perform the services on the terms and for the compensation provided herein. The Adviser will not, however, pay for the cost of securities, commodities, and other investments (including brokerage commissions and other transaction charges, if any) purchased or sold for the Trust.

  2. DELIVERY OF DOCUMENTS. The Trust has furnished Adviser with copies properly certified or authenticated of each of the following:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as presently in effect and as it shall from time to time be amended, is herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c) Prospectus(es) of the Portfolio(s).

  3. OTHER COVENANTS. THE ADVISER AGREES THAT IT:

    (a) will comply with all applicable Rules and Regulations of the Securities and Exchange Commission and will in addition conduct its activities under this Agreement in accordance with other applicable law;

    (b) will place orders pursuant to its investment determinations for the Portfolios either directly with the issuer or with any broker or dealer. In executing Portfolio transactions and selecting brokers or dealers, the Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transactions, the Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. In evaluating the best overall terms available, and in selecting the broker-dealer to execute a particular transaction the Adviser may also consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) provided to the Portfolio and/or other accounts over which the Adviser or an affiliate of the Adviser may exercise investment discretion. The Adviser is authorized, subject to the prior approval of the Trust's Board of Trustees, to pay to a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for any of the Portfolios which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if, but only if, the Adviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such broker or dealer--viewed in terms of that particular transaction or terms of the overall responsibilities of the Adviser to the Portfolio. In addition, the Adviser is authorized to allocate purchase and sale orders for the portfolio securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will any Portfolio's securities be purchased from or sold to the Adviser, any sub-adviser engaged with respect to that Portfolio, the Trust's principal underwriter, or any affiliated person of either the Trust, the Adviser, and sub-adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by the Securities and Exchange Commission and the 1940 Act.

  4. COMPENSATION OF THE ADVISER. For the services to be rendered by the Adviser as provided by Sections 1 and 2 of this Agreement, the Trust shall pay to the Adviser compensation at the rate(s) specified in the Schedule(s) which are attached hereto and made a part of this Agreement. Such compensation shall be paid to the Adviser at the end of each month, and calculated by applying a daily rate, based on the annual percentage rates as specified in the attached Schedule(s), to the assets of the Portfolio. The fee shall be based on the average daily net assets for the month involved. The Adviser may, in its discretion and from time to time, waive a portion of its fee.

  All rights of compensation under this Agreement for services performed as of the termination date shall survive the termination of this Agreement.

  5. EXCESS EXPENSES. If the expenses for any Portfolio for any fiscal year (including fees and other amounts payable to the Adviser, but excluding interest, taxes, brokerage costs, litigation, and other extraordinary costs) as calculated every business day would exceed the expense limitations imposed on investment companies by any applicable statute or regulatory authority of any jurisdiction in which Shares are qualified for offer and sale, the Adviser shall bear such excess cost.

  However, the Adviser will not bear expenses of the Trust or any Portfolio which would result in the Trust's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code. Payment of expenses by the Adviser pursuant to this Section 5 shall be settled on a monthly basis (subject to fiscal year end reconciliation) by a waiver of the Adviser's fees provided for hereunder, and such waiver shall be treated as a reduction in the purchase price of the Adviser's services.

  6. REPORTS. The Trust and the Adviser agree to furnish to each other, if applicable, current prospectuses, proxy statements, reports to shareholders, certified copies of their financial statements, and such other information with regard to their affairs as each may reasonably request. The Adviser further agrees to furnish to the Trust, if applicable, the same such documents and information pertaining to any sub-adviser as the Trust may reasonably request.

  7. STATUS OF THE ADVISER. The services of the Adviser to the Trust are not to be deemed exclusive, and the Adviser shall be free to render similar services to others so long as its services to the Trust are not impaired thereby. The Adviser shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust in any way or otherwise be deemed an agent of the Trust. To the extent that the purchase or sale of securities or other investments of any issuer may be deemed by the Adviser to be suitable for two or more accounts managed by the Adviser, the available securities or investments may be allocated in a manner believed by the Adviser to be equitable to each account. It is recognized that in some cases this may adversely affect the price paid or received by the Trust or the size or position obtainable for or disposed by the Trust or any Portfolio.

  8. CERTAIN RECORDS. Any records required to be maintained and preserved pursuant to the provisions of Rule 31a-1 and Rule 31a-2 promulgated under the 1940 Act which are prepared or maintained by the Adviser (or any sub-adviser) on behalf of the Trust are the property of the Trust and will be surrendered promptly to the Trust on request. The Adviser further agrees to preserve for the periods prescribed in Rule 31a-2 under the 1940 Act the records required to be maintained under Rule 31a-I under the 1940 Act.

  9. LIMITATION OF LIABILITY OF THE ADVISER. The duties of the Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Adviser hereunder. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby. (As used in this Section 9, the term "Adviser" shall include directors, officers, employees and other corporate agents of the Adviser as well as that corporation itself).

  10. PERMISSIBLE INTERESTS. Trustees, agents, and shareholders of the Trust are or may be interested in the Adviser (or any successor thereof) as directors, partners, officers, or shareholders, or otherwise; directors, partners, officers, agents, and shareholders of the Adviser are or may be interested in the Trust as Trustees, officers, shareholders or otherwise; and the Adviser (or any successor) is or may be interested in the Trust as a shareholder or otherwise subject to the provisions of applicable law. All such interests shall be fully disclosed between the parties on an ongoing basis and in the Trust's Prospectus as required by law. In addition, brokerage transactions for the Trust may be effected through affiliates of the Adviser or any sub-adviser if approved by the Board of Trustees, subject to the rules and regulations of the Securities and Exchange Commission.

  11. DURATION AND TERMINATION. This Agreement, unless sooner terminated as provided herein, shall remain in effect until two years from date of execution, and thereafter, for periods of one year so long as such continuance thereafter is specifically approved at least annually (a) by the vote of a majority of those Trustees of the Trust who are not parties to this Agreement or interested persons of any such party, cast in person at a meeting called for the purpose of voting on such approval, and (b) by the Trustees of the Trust or by vote of a majority of the outstanding voting securities of each Portfolio; provided, however, that if the shareholders of any Portfolio fail to approve the Agreement as provided herein, the Adviser may continue to serve hereunder in the manner and to the extent permitted by the 1940 Act and rules and regulations thereunder. The foregoing requirement that continuance of this Agreement be "specifically approved at least annually" shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder.

  This Agreement may be terminated as to any Portfolio at any time, without the payment of any penalty by vote of a majority of the Trustees of the Trust or by vote of a majority of the outstanding voting securities of the Portfolio on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser at any time without the payment of any penalty, on 90 days written notice to the Trust. This Agreement will automatically and immediately terminate in the event of its assignment.

  As used in this Section 11, the terms "assignment", "interested persons", and a "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exemptions as may be granted by the Securities and Exchange Commission.

  12. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however that nothing herein shall be construed as being inconsistent with the 1940 Act.

  13. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

  To the Adviser at:                        SEI Financial Management
                                            Corporation
                                            680 East Swedesford Road
                                            Wayne, PA 19087
                                            Attn: Legal Department

  To the Trust at:                          SEI Financial Management
                                            Corporation
                                            680 East Swedesford Road
                                            Wayne, PA 19087
                                            Attn: Legal Department

  14. SEVERABILITY. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

  15. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

  A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that this instrument is executed on behalf of the Trustees of the Trust as Trustees, and is not binding upon any of the Trustees, officers, or shareholders of the Trust individually but binding only upon the assets and property of the Trust.

  No Portfolio of the Trust shall be liable for the obligations of any other Portfolio of the Trust. Without limiting the generality of the foregoing, the Adviser shall look only to the assets of a particular Portfolio for payment of fees for services rendered to that Portfolio.

  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.

SEI International Trust                     SEI Financial Management
                                             Corporation


By: ___________________________________
                                            By: _______________________________


Attest: _______________________________
                                            Attest: ___________________________

                                   SCHEDULE A
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                            SEI INTERNATIONAL TRUST
                                      AND
                      SEI FINANCIAL MANAGEMENT CORPORATION

   Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

         Emerging Markets Equity Portfolio                1.05%
         Core International Equity Portfolio (formerly,
          International Equity Portfolio)                 .475%

                                   SCHEDULE B
                                     TO THE
                         INVESTMENT ADVISORY AGREEMENT
                                    BETWEEN
                            SEI INTERNATIONAL TRUST
                                      AND
                      SEI FINANCIAL MANAGEMENT CORPORATION

   Pursuant to Article 4, the Trust shall pay the Adviser compensation at an annual rate as follows:

         International Fixed Income   .45%
         Pacific Basin Equity         .55%
         European Equity             .475%

                       INVESTMENT SUB-ADVISORY AGREEMENT
                            SEI INTERNATIONAL TRUST

  AGREEMENT made this     day of   , 1995, by and between SEI Financial
Management Corporation (the "Adviser") and Strategic Fixed Income, L.P. (the "Sub-Adviser").

  WHEREAS, SEI International Trust, a Massachusetts business trust (the "Trust"), is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"); and

  WHEREAS, the Adviser has entered into an Investment Advisory Agreement dated December 16, 1994 (the "Advisory Agreement") with the Trust, pursuant to which the Adviser acts as investment adviser to the International Fixed Income Portfolio (the "Portfolio"), which is a series of the Trust; and

  WHEREAS, the Adviser, with the approval of the Trust, desires to retain the Sub-Adviser to provide investment advisory services to the Adviser in connection with the management of the Portfolio, and the Sub-Adviser is willing to render such investment advisory services, upon the terms and subject to the conditions set forth below.

  NOW, THEREFORE, the parties hereto agree as follows:

  1. DUTIES OF THE SUB-ADVISER. Subject to supervision by the Adviser and the Trust's Board of Trustees, the Sub-Adviser shall manage all of the securities and other assets of the Portfolio entrusted to it by the Adviser (the "Assets"), including the purchase, retention and disposition of the Assets, in accordance with the Portfolio's investment objectives, policies and restrictions as stated in the Portfolio's prospectus and statement of additional information, as currently in effect and as amended or supplemented from time to time (referred to collectively as the "Prospectus"), provided the Sub-Adviser shall be given reasonable advance notice of any such amendments and supplements, and subject to the following:

    (a) The Sub-Adviser, subject to the direction of the Adviser, and, at the request of the Adviser, in consultation with the Adviser, shall determine from time to time what Assets will be purchased, retained or disposed of by the Portfolio, and what portion of the Assets will be invested or held uninvested in cash.

    (b) In the performance of its duties and obligations under this Agreement, the Sub-Adviser shall act in conformity with the Trust's Declaration of Trust (as defined herein) and the Prospectus and with the instructions and directions of the Adviser and of the Board of Trustees of the Trust and will conform to and comply with the applicable requirements of the 1940 Act, the applicable requirements of Subchapter M of the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time; provided, however, that in no event shall the Sub-Adviser be obligated to act in conformity with any instruction or direction of the Adviser or of the Board of Trustees of the Trust if the Sub-Adviser believes in good faith (in consultation with counsel, where practicable) that implementation of such instruction or direction would involve the Sub-Adviser in a violation of law or willful malfeasance, bad faith or gross negligence on its part.

    (c) The Sub-Adviser shall determine the Assets to be purchased or disposed of by the Portfolio as provided in subparagraph (a) and will place orders with or through such brokers, dealers or banks to carry out the policy with respect to brokerage set forth in the Portfolio's Prospectus or as the Board of Trustees or the Adviser may direct from time to time, in conformity with federal securities laws. In executing Portfolio transactions and selecting brokers, dealers or banks the Sub-Adviser will use its best efforts to seek on behalf of the Portfolio the best overall terms available. In assessing the best overall terms available for any transaction, the Sub-Adviser shall consider all factors that it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker, dealer, or bank and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.

  The Sub-Adviser is authorized to allocate purchase and sale orders for securities to brokers or dealers (including brokers and dealers that are affiliated with the Adviser, Sub-Adviser or the Trust's principal underwriter) to take into account the sale of shares of the Trust if the Sub-Adviser believes that the quality of the transaction and the commission are comparable to what they would be with other qualified firms. In no instance, however, will the Portfolio's Assets be purchased from or sold to the Adviser, Sub-Adviser, the Trust's principal underwriter, or any affiliated person of either the Trust, Adviser, the Sub-Adviser or the principal underwriter, acting as principal in the transaction, except to the extent permitted by or under the 1940 Act or by the Securities and Exchange Commission ("SEC").

    (d) The Sub-Adviser shall maintain all books and records with respect to transactions involving the Assets required by subparagraphs (b)(5), (6),
  (7), (9), (10) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Adviser or Board of Trustees such periodic and special reports as the Adviser or Board of Trustees may reasonably request.

  The Sub-Adviser shall keep the books and records relating to the Assets required to be maintained by the Sub-Adviser under this Agreement and shall timely furnish to the Adviser, at its request, all information relating to the Sub-Adviser's services under this Agreement needed by the Adviser to keep the other books and records of the Portfolio required by Rule 31a-1 under the 1940 Act. The Sub-Adviser shall also furnish to the Adviser, at its request, any other information relating to the Assets that is required to be filed by the Adviser or the Trust with the SEC or sent to shareholders under the 1940 Act (including the rules adopted thereunder) or any exemptive or other relief that the Adviser or the Trust obtains from the SEC, in each case with respect to the Trust, the Portfolio, or the Assets. The Sub-Adviser agrees that all records that it maintains on behalf of the Portfolio are property of the Portfolio and the Sub-Adviser will surrender promptly to the Portfolio any of such records upon the Portfolio's request; provided, however, that the Sub-Adviser may retain a copy of such records. In addition, for the duration of this Agreement, the Sub-Adviser shall preserve for the periods prescribed by Rule 31a-2 under the 1940 Act any such records as are required to be maintained by it pursuant to this Agreement, and shall transfer said records to any successor Sub-Adviser upon the termination of his Agreement (or, if there is no successor Sub-Adviser, to the Adviser); provided, however, that the Sub-Adviser may retain a copy of such records.

    (e) The Sub-Adviser shall provide the Portfolio's custodian on each business day with information relating to all transactions concerning the Portfolio's Assets and shall provide the Adviser with such information upon request of the Adviser.

    (f) The Sub-Adviser and its partners and its and their respective partners, stockholders, directors, officers, employees and agents act, may continue to act and in the future may act as investment managers or investment advisers to others and may invest for their own accounts, and nothing in this Agreement shall in any way be construed or deemed to restrict the right of any such person to perform investment management or investment advisory services for others or to invest for its own account, and the performance of such services for others and such investing shall not be deemed to violate or give rise to any duty or obligation to the Trust, the Portfolio or the Adviser, except as otherwise provided by law. The Sub-Adviser agrees to act in a manner consistent with its fiduciary obligation to deal fairly with all clients when taking investment actions.

    (g) The Sub-Adviser shall promptly notify the Adviser of any financial condition that is likely to materially impair the Sub-Adviser's ability to fulfill its commitment under this Agreement.

    (h) The Sub-Adviser shall review all proxy solicitation materials and be responsible for voting and handling all proxies in relation to the securities held in the Portfolio. The Adviser shall instruct the custodian and other parties providing services to the Portfolio to promptly forward misdirected proxies to the Sub-Adviser.

    (i) The Sub-Adviser will notify the Trust and the Adviser of any changes to the membership of the Sub-Adviser within a reasonable time after such change.

  Services to be furnished by the Sub-Adviser under this Agreement may be furnished through the medium of any of the Sub-Adviser's partners, officers or employees, or the officers or employees of the Sub-Adviser's general partner.

  2. DUTIES OF THE ADVISER. The Adviser shall continue to have responsibility for all services to be provided to the Portfolio pursuant to the Advisory Agreement and shall oversee and review the Sub-Adviser's performance of its duties under this Agreement; provided, however, that, in connection with its management of the Assets, nothing herein shall be construed to relieve the Sub-Adviser of responsibility for compliance with the applicable provisions of the Trust's Declaration of Trust (as defined herein), the applicable provisions of the Prospectus, the instructions and directions of the Board of Trustees of the Trust (subject to the provisions of Section 1(b) hereunder), the applicable requirements of the 1940 Act, the applicable requirements of Subchapter M of the Internal Revenue Code of 1986, and all other applicable federal and state laws and regulations, as each is amended from time to time.

  3. DELIVERY OF DOCUMENTS. The Adviser has furnished the Sub-Adviser with copies properly certified or authenticated of, and will furnish the Sub-Adviser with copies properly certified or authenticated of amendments and supplements to, each of the following documents:

    (a) The Trust's Agreement and Declaration of Trust, as filed with the Secretary of State of the Commonwealth of Massachusetts (such Agreement and Declaration of Trust, as in effect on the date of this Agreement and as amended from time to time, herein called the "Declaration of Trust");

    (b) By-Laws of the Trust (such By-Laws, as in effect on the date of this Agreement and as amended from time to time, are herein called the "By-Laws");

    (c) Prospectus(es) of the Portfolio.

  4. COMPENSATION TO THE SUB-ADVISER. For the services to be provided by the Sub-Adviser pursuant to this Agreement, the Adviser will pay the Sub-Adviser, and the Sub-Adviser agrees to accept as full compensation therefor, a sub-advisory fee at the rate specified in the Schedule(s) which is attached hereto and made part of this Agreement. The fee will be calculated based on the average monthly market value of the Assets under the Sub-Adviser's management and will be paid to the Sub-Adviser monthly. Except as may otherwise be prohibited by law or regulation (including any then-current SEC staff interpretation), the Sub-Adviser may, in its discretion and from time to time, waive a portion of its fee.

  5. LIMITATION OF LIABILITY OF THE SUB-ADVISER. The duties of the Sub-Adviser shall be confined to those expressly set forth herein, and no implied duties are assumed by or may be asserted against the Sub-Adviser hereunder. The Sub-Adviser shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in carrying out its duties hereunder, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Sub-Adviser's part in the performance of its obligations or duties, or from reckless disregard of its obligations or duties, under this Agreement, except as may otherwise be provided under provisions of applicable state law to the extent such provisions cannot be waived or modified hereby. The Adviser hereby acknowledges that it considers the Sub-Adviser to be a corporate agenta of the Adviser within the meaning of the last sentence of Section 9 of the Investment Advisory Agreement between the Trust and the Adviser with respect to the Portfolio.

  6. REPORTS. During the term of this Agreement, the Adviser agrees to furnish the Sub-Adviser at its principal office all Prospectuses, proxy statements, reports to stockholders, sales literature or other materials prepared for distribution to stockholders of the Portfolio, the Trust or the public that refer to the Sub-Adviser, its services or its clients in any way prior to use thereof and not to use such materials if the Sub-Adviser reasonably objects in writing within five business days (or such other period as may be mutually agreed) after receipt thereof. The Sub-Adviser's right to object to such materials is limited to the portions of such materials that expressly relate to the Sub-Adviser, its services or its clients. The Adviser agrees to use its reasonable best efforts to ensure that materials prepared by its employees or agents or its affiliates that refer to the Sub-Adviser, its services or its clients in any way are consistent with those materials previously approved by the Sub-Adviser as referenced in the first sentence of this paragraph. Sales literature may be furnished to the Sub-Adviser by first class or overnight mail, facsimile transmission equipment or hand delivery.

  7. INDEMNIFICATION. The Sub-Adviser shall indemnify and hold harmless the Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising from or in connection with the performance by the Sub-Adviser of its obligations or duties under this Agreement; provided, however, that (a) the Sub-Adviser shall not be obligated to indemnify or hold harmless the Adviser from or against any claim, loss, liability, or damage in respect of which the Sub-Adviser is not liable pursuant to Section 5 hereof; and (b) the Sub-Adviser's obligation under this Section 7 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by, the Adviser, is caused by or is otherwise directly related to the Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its obligations or duties under this Agreement.

  The Adviser shall indemnify and hold harmless the Sub-Adviser from and against any and all claims, losses, liabilities or damages (including reasonable attorney's fees and other related expenses) arising from or in connection with the performance by the Adviser of its obligations or duties under this Agreement; provided, however, that the Adviser's obligation under this Section 7 shall be reduced to the extent that the claim against, or the loss, liability or damage experienced by, the Sub-Adviser, is caused by or is otherwise directly related to the Sub-Adviser's own willful misfeasance, bad faith or negligence, or to the reckless disregard of its obligations or duties under this Agreement.

  8. DURATION AND TERMINATION. This Agreement shall become effective upon its approval by the Trust's Board of Trustees and by the vote of a majority of the outstanding voting securities of the Portfolio.

  This Agreement shall continue in effect until terminated as provided below; provided, however, that this Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformance with the Section 15(a)(2) of the 1940 Act. This Agreement may be terminated (a) by the Portfolio at any time, on written notice to the Sub-Adviser, without the payment of any penalty, by the Board of Trustees of the Trust or by the vote of a majority of the outstanding voting securities of the Portfolio, (b) by the Adviser at any time, without the payment of any penalty, on not more than 60 days' nor less than 30 days' written notice to the Sub-Adviser, or (c) by the Sub-Adviser at any time, without the payment of any penalty, on not less than 90 days' written notice to the Adviser. This Agreement shall terminate automatically and immediately in the event of its assignment, or in the event of a termination of the Adviser's investment advisory agreement with the Trust. As used in this Section 8, the terms "assignment" and "vote of a majority of the outstanding voting securities" shall have the respective meanings set forth in the 1940 Act and the rules and regulations thereunder, subject to such exceptions as may be granted by the SEC under the 1940 Act.

  Upon the termination of this Agreement, the Sub-Adviser shall not be obligated to take or recommend any action with respect to the Assets.

  9. GOVERNING LAW. This Agreement shall be governed by the internal laws of the Commonwealth of Massachusetts, without regard to conflict of law principles; provided, however, that nothing herein shall be construed as being inconsistent with the 1940 Act.

  10. SEVERABILITY. Should any part of this Agreement be held invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors.

  11. NOTICE: Any notice, advice or report to be given pursuant to this Agreement shall be deemed sufficient if delivered or mailed by registered, certified or overnight mail, postage prepaid addressed by the party giving notice to the other party at the last address furnished by the other party:

To the Adviser at:                          SEI Financial Management
                                            Corporation 680 East Swedesford
                                            Road Wayne, PA 19087Attention:
                                            Legal Department

To the Sub-Adviser at:                      Strategic Fixed Income, L.P. 1001
                                            Nineteenth Street NorthSuite 1720
                                            Arlington, VA 22209 Attention:
                                            Vice President

  12. ENTIRE AGREEMENT. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to this Agreement's subject matter. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but such counterparts shall, together, constitute only one instrument.

  A copy of the Declaration of Trust of the Trust is on file with the Secretary of State of the Commonwealth of Massachusetts, and notice is hereby given that the obligations of this instrument are not binding upon any of the Trustees, officers or shareholders of the Portfolio or the Trust.

  Where the effect of a requirement of the 1940 Act reflected in any provision of this Agreement is altered by a rule, regulation or order of the Commission, whether of special or general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their officers designated below as of the day and year first written above.

SEI Financial Management Corporation        Strategic Fixed Income L.P.
                                             By: Gobi Investment, Inc.


By: ___________________________________

                                            By: _______________________________

Name: _________________________________

                                            Name: _____________________________

Title: ________________________________
                                            Title: ____________________________

                                   SCHEDULE A
                                     TO THE
                             SUB-ADVISORY AGREEMENT
                                    BETWEEN
                      SEI FINANCIAL MANAGEMENT CORPORATION
                                      AND
                          STRATEGIC FIXED INCOME, L.P.

Pursuant to Article 4, the Adviser shall pay the Sub-Adviser compensation at an annual rate as follows:

         International Fixed Income Portfolio  .30%

                            SEI INTERNATIONAL TRUST
                      INTERNATIONAL FIXED INCOME PORTFOLIO

                  PROXY SOLICITED BY THE BOARD OF TRUSTEES FOR
              THE SPECIAL MEETING OF SHAREHOLDERS, APRIL 30, 1996

The undersigned, revoking previous proxies with respect to the Shares (defined below), hereby appoints David G. Lee and Robert B. Carroll as proxies and each of them, each with full power of substitution, to vote at the Special Meeting of Shareholders of the International Fixed Income Portfolio (the "Portfolio") of SEI International Trust (the "Trust") to be held in the offices of SEI Financial Management Corporation ("SFM"), 680 East Swedesford Road, Wayne, Pennsylvania 19087-1658, on Tuesday, April 30, 1996, at ____ p.m., and any adjournments or postponements thereof (the "Meeting") all shares of beneficial interest of said Trust that the undersigned would be entitled to vote if personally present at the Meeting ("Shares") on the proposals set forth below respecting the proposed amendments to (and/or reclassifications of) the Portfolio's investment limitations, the new management structure, the new sub-advisers, and the new advisory and sub-advisory agreements and, in accordance with their own discretion, any other matters properly brought before the Meeting.

THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSALS TO:

PROPOSAL 1.    Eliminate the Portfolio's fundamental limitations concerning diversification and the acquisition of more than 10% of the outstanding voting securities of any one issuer.

               ____For   ____Against  ____Abstain

PROPOSAL 2.    Amend the Portfolio's fundamental limitation concerning industry concentration.

               ____For   ____Against  ____Abstain

PROPOSAL 3.    Amend the Portfolio's fundamental limitation concerning borrowing to enhance the Portfolio's ability to borrow money.

               ____For   ____Against  ____Abstain


PROPOSAL 4.    Amend the Portfolio's fundamental limitation concerning making loans to enhance the Portfolio's ability to make loans.

               ____For   ____Against  ____Abstain


PROPOSAL 5.    Reclassify the Portfolio's fundamental limitation concerning pledging assets as non-fundamental, and to amend certain language.

               ____For   ____Against  ____Abstain


PROPOSAL 6.    Reclassify the Portfolio's fundamental limitation concerning investment in securities for the purpose of exercising control as non-fundamental.

               ____For   ____Against  ____Abstain


PROPOSAL 7.    Amend the Portfolio's fundamental limitation concerning
               investment in real estate and commodities to clarify the Portfolio's ability to invest in commodities contracts relating to financial instruments.

               ____For   ____Against  ____Abstain


PROPOSAL 8.    Reclassify the Portfolio's fundamental limitation concerning short sales and margins sales as non-fundamental, and to amend certain language.

               ____For   ____Against  ____Abstain

PROPOSAL 9.    Reclassify the Portfolio's fundamental limitation concerning investment in securities of investment companies as non-fundamental, and to amend certain language.

               ____For   ____Against  ____Abstain


PROPOSAL 10.   Amend the Portfolio's fundamental limitation concerning the issuance of senior securities to clarify the Portfolio's ability to issue senior securities.

               ____For   ____Against  ____Abstain


PROPOSAL 11.   Reclassify the Portfolio's fundamental limitation concerning investment in securities of an issuer whose securities are owned by officers and trustees of the Trust as non-fundamental.

               ____For   ____Against  ____Abstain


PROPOSAL 12.   Reclassify the Portfolio's fundamental limitation concerning investment of more than 5% of total assets in securities of companies with less than three years of operating history as non-fundamental.

               ____For   ____Against  ____Abstain


PROPOSAL 13.   Reclassify the Portfolio's fundamental limitation concerning investment in restricted securities as non-fundamental, and to amend certain language.

               ____For   ____Against  ____Abstain


PROPOSAL 14.   Authorize the Board of Trustees to appoint additional or
               replacement investment sub-advisers for the Portfolio without seeding approval of the Shareholders of the contracts pursuant to which such sub-advisers serve.

               ____For   ____Against  ____Abstain

PROPOSAL 15.   Approve the selection of SFM as the Investment Adviser for the
               Portfolio, and to approve the Investment Advisory Agreement between the Trust, on behalf of the Portfolio, and SFM.

               ____For   ____Against  ____Abstain

PROPOSAL 16.   Approve the selection of Strategic Fixed Income, L.P.
               ("Strategic") as an investment sub-advisor for the Portfolio, and to approve the form of investment sub-advisory agreement between SFM and Strategic.

               ____For   ____Against  ____Abstain


THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER. IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED FOR EACH OF THE FOREGOING PROPOSALS AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

The undersigned acknowledges receipt with this proxy of a copy of the Notice of Special Meeting and the Proxy Statement of the Board of Trustees. Your signature(s) on this proxy should be exactly as your name(s) appear on this Proxy. If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.


Dated:                 , 1996       --------------------------------
      -----------------             Signature of Shareholder


                                    --------------------------------
                                    Signature (Joint owners)

PLEASE DATE, SIGN AND RETURN PROMPTLY USING THE ENCLOSED, POSTAGE-PAID ENVELOPE WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING; YOU MAY, NEVERTHELESS, VOTE IN PERSON IF YOU DO ATTEND.